SPARTAN(registered trademark) CALIFORNIA MUNICIPAL INCOME FUND SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY CALIFORNIA MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Spartan California Municipal Income Fund, Spartan California Intermediate Municipal Income Fund, and Fidelity California Insured Municipal Income Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan California Municipal Income Fund, Spartan California Intermediate Municipal Income Fund, and Fidelity California Insured Municipal Income Fund (the funds), will be held at the office of Fidelity California Municipal Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on August 4, 1997, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
  (1) To approve an Agreement and Plan of Reorganization (the Agreement) between Spartan California Municipal Income Fund and Fidelity California Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Spartan California Municipal Income Fund to Fidelity California Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity California Municipal Income Fund and the assumption by Fidelity California Municipal Income Fund of Spartan California Municipal Income Fund's liabilities, followed by the distribution of Fidelity California Municipal Income Fund shares to shareholders of Spartan California Municipal Income Fund in liquidation of Spartan California Municipal Income Fund.
  (2) To approve an Agreement and Plan of Reorganization (the Agreement) between Spartan California Intermediate Municipal Income Fund and Fidelity California Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Spartan California Intermediate Municipal Income Fund to Fidelity California Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity California Municipal Income Fund and the assumption by Fidelity California Municipal Income Fund of Spartan California Intermediate Municipal Income Fund's liabilities, followed by the distribution of Fidelity California Municipal Income Fund shares to shareholders of Spartan California Intermediate Municipal Income Fund in liquidation of Spartan California Intermediate Municipal Income Fund.
  (3) To approve an Agreement and Plan of Reorganization (the Agreement) between Fidelity California Insured Municipal Income Fund and Fidelity California Municipal Income Fund, another fund of the trust, providing for the transfer of all of the assets of Fidelity California Insured Municipal Income Fund to Fidelity California Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity California Municipal Income Fund and the assumption by Fidelity California Municipal Income Fund of Fidelity California Insured Municipal Income Fund's liabilities, followed by the distribution of Fidelity California Municipal Income Fund shares to shareholders of Fidelity California Insured Municipal Income Fund in liquidation of Fidelity California Insured Municipal Income Fund.
 The Board of Trustees has fixed the close of business on June 9, 1997 as the record date for the determination of the shareholders of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
June 9, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA



SPARTAN CALIFORNIA MUNICIPAL INCOME FUND
SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY CALIFORNIA MUNICIPAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
JUNE 9, 1997
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan California Municipal Income Fund (Spartan CA Income), Spartan California Intermediate Municipal Income Fund (Spartan CA Intermediate), and Fidelity California Insured Municipal Income Fund (Fidelity CA Insured) (the funds), funds of Fidelity California Municipal Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured and at any adjournments thereof (the Meeting). The Meeting will be held on Monday, August 4, 1997 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on proposed reorganizations (Reorganizations). Pursuant to each Agreement and Plan of Reorganization (the Agreements), Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured each would transfer all of its assets to Fidelity California Municipal Income Fund (Fidelity CA Income), another fund of the trust, in exchange solely for shares of beneficial interest of Fidelity CA Income and the assumption by Fidelity CA Income of Spartan CA Income's, Spartan CA Intermediate's, and Fidelity CA Insured's liabilities, respectively. The number of shares to be issued in the proposed Reorganizations will be based upon the relative net asset values of each of the funds at the time of the exchange. As provided in each Agreement, Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will each distribute shares of Fidelity CA Income to its shareholders so that each shareholder receives the number of full and fractional shares of Fidelity CA Income equal in value to the aggregate net asset values of the shares of each of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured held by shareholders of each fund on August 14, 1997, August 21, 1997, and August 28, 1997, respectively, or such other dates as the parties may agree (the Closing Date). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
 Fidelity CA Income, a municipal bond fund, is a non-diversified fund of Fidelity California Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on April 28, 1983. Fidelity CA Income's investment objective is to seek high current income free from federal income tax and California personal income tax. Fidelity CA Income seeks to achieve its investment objective by investing in investment-grade municipal securities under normal conditions.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Fidelity CA Income that a shareholder should know before voting on the proposed Reorganizations. This Proxy Statement is accompanied by the Prospectus (dated April 19, 1997), which offers shares of Fidelity CA Income. The Statement of Additional Information for Fidelity CA Income (dated April 19,
1997) is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity CA Income dated February 28, 1997. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This is the same Prospectus and Statement of Additional Information which offers shares of Fidelity CA Insured. A Prospectus and Statement of Additional Information for Spartan CA Income and Spartan CA Intermediate, both dated April 19, 1997, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity California Municipal Trust at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Voting Information
Synopsis
Comparison Of Other Policies Of The Funds
Comparison Of Principal Risk Factors
The Proposed Transactions
Combined Capitalization
Additional Information About Fidelity California Municipal Income Fund Miscellaneous
Attachment 1. Excerpts From Annual Report Of Fidelity California Municipal Income Fund Dated February 28, 1997
Attachment 2. Annual Fund Operating Expenses And Examples Of Fund
Expenses For Certain Reorganizations
Exhibit 1. Form Of Agreement And Plan Of Reorganization Of Spartan California Municipal Income Fund
Exhibit 2. Form Of Agreement And Plan Of Reorganization Of Spartan California Intermediate Municipal Income Fund
Exhibit 3. Form Of Agreement And Plan Of Reorganization Of Fidelity California Insured Municipal Income Fund

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CALIFORNIA MUNICIPAL TRUST:
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND
SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND
TO BE HELD ON AUGUST 4, 1997
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity California Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan California Municipal Income Fund (Spartan CA Income), Spartan California Intermediate Municipal Income Fund (Spartan CA Intermediate), and Fidelity California Insured Municipal Income Fund (Fidelity CA Insured) (the funds) and at any adjournments thereof (the Meeting), to be held on Monday, August 4, 1997 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy cards on or about June 9, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King
& Co.        and/or Management Informatio   n S    ervices Corp. may be
paid on a per-call basis to solicit shareholders on behalf of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured at an anticipated
cost of approximately $14,198, $5,048, and $   13,3    63, respectively.
For Fidelity CA Insured, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997. Expenses exceeding the 0.55% expense cap will be paid by FMR. Fidelity CA Insured will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. For Spartan CA Income and Spartan CA Intermediate, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured at an anticipated cost of approximately $11,923, $4,177, and $11,018, respectively. For Fidelity CA Insured, the expenses in connection with telephone voting will be paid by the fund. For Spartan CA Income and Spartan CA Intermediate, the expenses in connection with telephone voting will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum for each fund is not present at the Meeting, or if a quorum for each fund is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy for each fund. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On February 28, 1997, there were 37,882,646, 7,509,522, and 19,890,562 shares issued and outstanding of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured, respectively. Shareholders of record at the close of business on June 9, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 As of February 28, 1997, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
 As of February 28, 1997, the following owned of record or beneficially 5% or more of the outstanding shares of the funds: National Financial Services Corporation, Boston, MA (Spartan CA Income) (11.72%); National Financial Services Corporation, Boston, MA (Spartan CA Intermediate) (25.40%); Chaiken Family Trust, Walnut Creek, CA (Spartan CA Intermediate) (5.68%); Fred C. Applegate, La Jolla, CA (Spartan CA Intermediate) (5.82%); National Financial Services Corporation, Boston, MA (Fidelity CA Insured) (10.38%); National Financial Services Corporation, Boston, MA (Fidelity CA Income) (8.19%).
VOTE REQUIRED: APPROVAL OF EACH REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE SPECIFIC FUND INVOLVED IN THAT REORGANIZATION. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE. SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured, and Fidelity CA Income, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity CA Income carefully for more complete information.
 The proposed reorganizations (the Reorganizations) would merge Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured into Fidelity CA Income, a municipal bond fund also managed by FMR. If the Reorganizations are approved, Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will cease to exist and current shareholders of each fund will become shareholders of Fidelity CA Income instead. However, FMR anticipates that, upon approval of the Spartan CA Income Reorganization, the combined fund's name will be changed to Spartan California Municipal Income Fund. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.
 All four funds seek high current income free from federal income tax and California personal income tax by investing in California municipal bonds. They each currently have the same portfolio manager. The funds differ primarily in their investment policies regarding interest rate sensitivity and level of holdings in insured bonds and expense structures.
INVESTMENT POLICIES
 The following summarizes the investment policy differences, if any, between each fund and Fidelity CA Income.
 Spartan CA Income and Fidelity CA Income have identical investment policies.
 Spartan CA Intermediate is managed to have less interest rate sensitivity than Fidelity CA Income. Spartan CA Intermediate is managed to have the same interest rate sensitivity as municipal bonds with maturities between 7 and 10 years and maintains an average maturity between 3 and 10 years. Fidelity CA Income is managed to have approximately the same sensitivity to interest rates as municipal bonds with maturities between 8 and 18 years. As of March 31, 1997, the dollar-weighted average maturity for Spartan CA Intermediate and Fidelity CA Income was 8.8 years and 14.5 years, respectively.
 Fidelity CA Insured differs from Fidelity CA Income with respect to its required level of insured bonds. Fidelity CA Insured is required to invest at least 65% of its assets in insured municipal bonds. Fidelity CA Income has no required level of investment in insured bonds. As of March 31, 1997, the level of insured bonds for Fidelity CA Insured and Fidelity CA Income was 69.0% and 37.4%, respectively.
EXPENSE STRUCTURE
 The funds also differ with respect to the contractual structure of the funds' expenses. Spartan CA Income and Spartan CA Intermediate each pay an "all-inclusive" management fee to FMR (at a rate of 0.55% of average net assets per year) which covers substantially all fund expenses. Fidelity CA Insured and Fidelity CA Income by contrast, each pay its management fee and other expenses separately. FMR has voluntarily agreed to reimburse Fidelity CA Insured and Fidelity CA Income to the extent that total operating expenses exceed 0.55%. If any or all of the Reorganizations are approved, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.
 In sum, the Spartan CA Income Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with a comparable investment portfolio and historical performance, and expenses guaranteed to be lower than Spartan CA Income's for a period of more than two years.
 The Spartan CA Intermediate Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with greater interest rate sensitivity and expenses guaranteed to be lower than Spartan CA Intermediate's for a period of more than two years. Greater interest rate sensitivity would likely result in better performance during periods of falling interest rates and worse performance during periods of rising interest rates. In general, Fidelity CA Income has had better performance and greater interest rate sensitivity than Spartan CA Intermediate.
 The Fidelity CA Insured Reorganization would provide that fund's shareholders with the opportunity to participate in a larger fund with generally better overall performance and expenses guaranteed for a period of more than two years from the effective date of the Reorganization.
 The Board of Trustees believes that the Reorganizations would benefit Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured shareholders and recommends that shareholders vote in favor of the Reorganizations.
THE PROPOSED REORGANIZATIONS
 Shareholders of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will be asked at the Meeting to vote upon and approve the Reorganizations and the Agreements applicable to each fund, which provide for the acquisition by Fidelity CA Income of all of the assets of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured in exchange solely for shares of Fidelity CA Income and the assumption by Fidelity CA Income of the liabilities of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured, respectively. Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will each then distribute the shares of Fidelity CA Income to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity CA Income equal in value to the aggregate net asset value of the shareholder's shares of Spartan CA Income, Spartan CA Intermediate, or Fidelity CA Insured on the Closing Date (defined below). The exchange of Spartan CA Income's, Spartan CA Intermediate's, and Fidelity CA Insured's assets for Fidelity CA Income's shares will occur as of 4:00 p.m. Eastern time on August 14, 1997, August 21, 1997, and August 28, 1997, respectively, or such other time and date as the parties may agree (the Closing Date). Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the
shar   eholders of the individu    al fund affected. It will not be
necessary for all three Reorganizations to be approved for any one of them to take place.
 The funds hav   e receive    d an opinion of counsel that, except with
respect to Section 1256 contracts, the Reorganizations will not result in any gain or loss for Federal income tax purposes either to Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured or Fidelity CA Income or to the shareholders of any fund. The rights and privileges of the former shareholders of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will be effectively unchanged by the Reorganizations.
COMPARATIVE FEE TABLES
 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.
 Spartan CA Income and Spartan CA Intermediate each pay FMR a management fee at an annual rate of 0.55% of its average net assets. FMR not only provides each fund with investment advisory and research services, but also
pays all of each f   und    's expenses, with the exception of fees and
expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that the funds pay FMR is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.
 In contrast, Fidelity CA Insured and Fidelity CA Income each pay management fees and other expenses separately. Fidelity CA Insured's and Fidelity CA Income's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets. The group fee rate is based on the average net assets of all mutual funds advised by FMR. In addition to the management fee payable by each fund, Fidelity CA Insured and Fidelity CA Income also incur other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Each fund's
total management fee rate for the    yea    r ended February 28, 1997 was
0.39%. For the year ended February 28, 1997, the total operating expenses for Fidelity CA Insured and Fidelity CA Income were 0.60% and 0.57%, respectively. Effective April 1, 1997, FMR voluntarily agreed to reimburse the total operating expenses of Fidelity CA Insured and Fidelity CA Income to the extent they exceed 0.55% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).
 Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each fund with a value of less than $2,500. Spartan CA Income also imposes a redemption fee equal to 0.50% of the amount redeemed on shares held less than 180 days. The redemption fee is payable to Spartan CA Income to help offset the costs associated with short-term trading. Fidelity CA Income does not currently impose a redemption fee; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.
 If any or all Reorganizations are approved, the combined fund will retain Fidelity CA Income's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.53% of its average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would result in a 0.02% lower total operating expense ratio for Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured shareholders beginning on the first business day after the effective date of each Reorganization. After December 31, 1999, the combined fund's expenses could increase. If any of the proposed Reorganizations are not approved, the fund not approving the Reorganization will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.
 Under Spartan CA Income's and Spartan CA Intermediate's all-inclusive management fee arrangements, Spartan CA Income and Spartan CA Intermediate shareholders currently have the right to vote on any expense increases over 0.55%. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 The following tables show the current fees and expenses of Spartan CA
Income, Spart   an CA Intermediate, Fidelity CA Insured, and Fidelity CA
Income for the     year ended February 28, 1997, adjusted to reflect
current fees, and pro forma fees for the combined fund based on the same period after giving effect to the Reorganizations, including the effect of FMR's guaranteed expense limitation to 0.53% through December 31, 1999. ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. Attachment 2 provides expense information for the combined fund if shareholders of each fund affected do not approve each of the proposed Reorganizations.
IF ALL THREE REORGANIZATIONS ARE APPROVED:
                  Spartan    Spartan    Fidelity    Fidelity    Pro
                  CA         CA         CA          CA          Forma
                  Income     Interme    Insured     Income      Expenses
                  C          diateC     A           A           Combine
                                                                d FundB

Management Fees   0.55%      0.55%      0.34%       0.37%       0.36%
(after
reimbursement)

Other Expenses    0.00%      0.00%      0.21%       0.18%       0.17%

Total Fund        0.55%      0.55%      0.55%       0.55%       0.53%
Operating
Expenses
(after
reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.21%, and 0.60%, respectively, for Fidelity CA Insured and 0.39%, 0.18%, and 0.57%, respectively, for Fidelity CA Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
C FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions the total operating expenses presented in the table would have been 0.54% for each of Spartan CA Income and Spartan CA Intermediate.
EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.
A   ttachment 2     provides examples of the effect on fund expenses for
the combined fund if shareholders of each fund affected do not approve the proposed Reorganizations.
IF ALL THREE REORGANIZATIONS ARE APPROVED:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan CA Income         $6         $18        $31        $69

Spartan CA Intermediate   $6         $18        $31        $69

Fidelity CA Insured       $6         $18        $31        $69

Fidelity CA Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.
FORMS OF ORGANIZATION
 Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured, and Fidelity CA Income are non-diversified funds of Fidelity California Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on April 28, 1983. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Massachusetts business trust, the rights of the security holders of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured under state law and the governing documents are expected to remain unchanged after the Reorganizations. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trusts."
INVESTMENT OBJECTIVES AND POLICIES
 The funds have identical investment objectives in that all seek high current income free from federal income tax and California personal income tax by investing in California municipal securities. Spartan CA Income, Fidelity CA Insured, and Fidelity CA Income, as a matter of fundamental policy, will each normally invest so that at least 80% of its income distributions are exempt from federal and California state personal income taxes. Spartan CA Intermediate will normally invest at least 80% of its assets in municipal securities whose interest is free from federal income tax.
INVESTMENT POLICIES AND CHARACTERISTICS
 The following summarizes the funds' investment policies and characteristics.

               Interest     Average    Average      Require     Insured    Debt      AMT
               Rate         Maturity   Maturity     d           Holdings   Quality   Ability
               Sensitivit   Policy     as of        Holdings    as of
               y                       3/31/97      in          3/31/97
                                                    Insured
                                                    Bonds

Spartan        8-18         none       15.5 years   none          40.2%    5%          100
CA             years                                                       below     %
Income                                                                     inv.
                                                                           grade

Spartan        7-10         3-10       8.8 years    none          42.7%    5%          100
CA             years        years                                          below     %
Intermediat                                                                inv.
e                                                                          grade

Fidelity CA    8-18         none       15.4 years   65% of        69.0%    only        100
Insured        years                                assets                 inv.      %
                                                                           grade

Fidelity CA    8-18         none       14.5 years   none          37.4%    5%          100
Income         years                                                       below     %
                                                                           inv.
                                                                           grade


SPARTAN CA INCOME
 Although Spartan CA Income and Fidelity CA Income can invest in securities of any maturity, FMR seeks to manage the funds so that they generally react to changes in interest rates similar to municipal bonds with maturities between 8 and 18 years. As of March 31, 1997, the dollar-weighted average maturity of Spartan CA Income and Fidelity CA Income was 15.5 years and
14.5 years, respectively. Spartan CA Income and Fidelity CA Income do not have required levels for investments in insured bonds. However, as of March 31, 1997, the level of insured bonds for Spartan CA Income and Fidelity CA Income was 40.2% and 37.4%, respectively.
 Spartan CA Income and Fidelity CA Income normally invest in investment-grade securities, but reserve the right to invest up to 5% of their assets in below investment-grade securities. As of March 31, 1997, each fund held only investment-grade securities. Each Fund currently can
invest all of its assets in    securities subject to the federal
alternative minimum tax (AMT). The interest from thes    e investments is a
tax-preference item for purposes of the federal alternative minimum tax. As of March 31, 1997, 8.01% of Spartan CA Income's and 0.20% of Fidelity CA Income's income dividends were subject to the federal alternative minimum tax.
SPARTAN CA INTERMEDIATE
 Spartan CA Intermediate is managed to have the same interest rate sensitivity as municipal bonds with maturities between 7 and 10 years and maintains an average maturity between 3 and 10 years. Although Fidelity CA Income can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similar to municipal bonds with maturities between 8 and 18 years. As of March 31, 1997, the dollar-weighted average maturity of Spartan CA Intermediate and Fidelity CA Income was 8.8 years and 14.5 years, respectively. Spartan CA Intermediate and Fidelity CA Income do not have required levels for investments in insured bonds. However, as of March 31, 1997, the level of insured bonds for Spartan CA Intermediate and Fidelity CA Income was 42.7% and 37.4%, respectively.
 Spartan CA Intermediate and Fidelity CA Income normally invest in investment-grade securities, but reserve the right to invest up to 5% of their assets in below investment-grade securities. As of March 31, 1997, each fund held only investment-grade securities. Each Fund currently can
invest all of its assets in    securities subject t    o the federal
alternative minimum tax (AMT). The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. As of March 31, 1997, 8.04% of Spartan CA Intermediate's and 0.20% of Fidelity CA Income's income dividends were subject to the federal alternative minimum tax.
 If shareholder approval of the Reorganization is received, FMR may sell shorter-term securities held by Spartan CA Intermediate in the period between shareholder approval and the Closing Date of the Reorganization. Such selling could cause the average portfolio maturity of Spartan CA Intermediate to rise above 10 years during this period. In the event of the sale of any of the fund's assets prior to the Reorganization, any transaction costs associated with such adjustments will be borne by Spartan CA Intermediate.
FIDELITY CA INSURED
 Although Fidelity CA Insured and Fidelity CA Income can invest in securities of any maturity, FMR seeks to manage the funds so that they generally react to changes in interest rates similar to municipal bonds with maturities between 8 and 18 years. As of March 31, 1997, the dollar-weighted average maturity of Fidelity CA Insured and Fidelity CA Income was 15.4 years and 14.5 years, respectively. Fidelity CA Insured, as a fundamental policy, invests at least 65% of its assets in insured municipal bonds. Fidelity CA Income does not have a required level for investments in insured bonds. As of March 31, 1997, the level of insured bonds for Fidelity CA Insured and Fidelity CA Income was 69.0% and 37.4%, respectively. However, despite the high credit quality of insured bonds, Fidelity CA Insured provided less downside protection than the other funds during 1994's bear market.
 Fidelity CA Insured invests only in investment-grade securities. Fidelity CA Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. As of March 31, 1997, each fund held only investment-grade
securities. Each Fund currently can invest all of its assets    in
securiti    es subject to the federal alternative minimum tax (AMT). The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. As of March 31, 1997, 0.47% of Fidelity CA Insured's and 0.20% of Fidelity CA Income's income dividends were subject to the federal alternative minimum tax.
 If shareholder approval of the Reorganization is received, FMR may sell insured securities held by Fidelity CA Insured in the period between shareholder approval and the Closing Date of the Reorganization. Such selling could cause the level of insured bonds held by Fidelity CA Insured to fall below 65% during this period. In the event of the sale of any of the fund's assets prior to the Reorganization, any transaction costs associated with such adjustments will be borne by Fidelity CA Insured.
 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders. PERFORMANCE COMPARISONS OF THE FUNDS
 The following table compares the funds' annual total returns for the periods indicated, as well as each fund's cumulative total return for the period from December 30, 1993 (commencement of operations of Spartan CA Intermediate) to March 31, 1997. Please note that total returns are based on past results and are not an indication of future performance.
      Annual Total Return                                Cumulativ
      (periods ended March 31)                           e Total
                                                         Return

               1992    1993    1994      1995    1996    1997    Decembe
                                                                 r 30, 1993
                                                                 to March
                                                                 31, 1997

Spartan CA     10.25   13.72   1.27%     5.40%   8.47%   6.13%   13.12%
Income         %       %

Spartan CA     n/a*    n/a*    -4.77%*   5.73%   8.42%   5.07%   14.70%
Intermediate

Fidelity CA    10.52   14.07   -0.11%    5.56%   8.07%   5.39%   10.86%
Insured        %       %

Fidelity CA    9.36%   12.94   1.22%     5.50%   8.44%   6.26%   13.47%
Income                 %

* Spartan CA Intermediate commenced operations on December 30, 1993; not annualized.
 As the table above shows, each fund has provided its shareholders with better performance than the others at various times during the periods shown. This differential in performance can be attributed primarily to the funds' differences in investment policies and historical differences in portfolio holdings resulting from the relative asset size of the funds and their available cash flows. However, despite its high credit quality, Fidelity CA Insured provided less downside protection than the other funds during 1994's bear market.
 The following graphs show the value of a hypothetical $10,000 investment in each fund made on December 30, 1993, assuming all distributions are reinvested. The graph compares the cumulative returns of the funds on a monthly basis from December 1993 through March 1997, and illustrates the relative volatility of their performance over shorter periods of time.

             California Muni Income      Sp California Muni Income
             00091                       00456
  1993/12/30      10000.00                    10000.00
  1993/12/31      10003.18                    10003.00
  1994/01/31      10116.40                    10111.56
  1994/02/28       9836.90                     9823.16
  1994/03/31       9333.86                     9322.73
  1994/04/30       9373.07                     9360.76
  1994/05/31       9437.60                     9417.18
  1994/06/30       9341.16                     9332.47
  1994/07/31       9531.54                     9519.68
  1994/08/31       9564.35                     9548.49
  1994/09/30       9417.60                     9406.27
  1994/10/31       9186.55                     9189.26
  1994/11/30       8960.93                     8951.14
  1994/12/31       9114.73                     9105.87
  1995/01/31       9441.34                     9433.78
  1995/02/28       9747.28                     9739.22
  1995/03/31       9847.39                     9825.85
  1995/04/30       9849.26                     9822.84
  1995/05/31      10179.87                    10146.23
  1995/06/30      10047.78                    10014.95
  1995/07/31      10139.66                    10092.55
  1995/08/31      10258.25                    10209.43
  1995/09/30      10349.57                    10306.10
  1995/10/31      10523.80                    10485.15
  1995/11/30      10733.10                    10703.62
  1995/12/31      10862.33                    10833.54
  1996/01/31      10928.45                    10912.92
  1996/02/29      10844.10                    10804.97
  1996/03/31      10678.51                    10658.06
  1996/04/30      10643.57                    10614.28
  1996/05/31      10635.95                    10611.25
  1996/06/30      10776.72                    10741.93
  1996/07/31      10881.80                    10853.73
  1996/08/31      10901.41                    10871.06
  1996/09/30      11052.31                    11034.60
  1996/10/31      11196.58                    11179.01
  1996/11/30      11435.52                    11418.46
  1996/12/31      11378.85                    11350.53
  1997/01/31      11399.23                    11368.19
  1997/02/28      11511.66                    11478.10
  1997/03/31      11346.82                    11311.68
             California Muni Income      Sp California Int  Muni
             00091                       00432
  1993/12/30      10000.00                    10000.00
  1993/12/31      10003.18                    10001.08
  1994/01/31      10116.40                    10115.55
  1994/02/28       9836.90                     9829.25
  1994/03/31       9333.86                     9523.29
  1994/04/30       9373.07                     9580.74
  1994/05/31       9437.60                     9660.52
  1994/06/30       9341.16                     9608.34
  1994/07/31       9531.54                     9784.83
  1994/08/31       9564.35                     9817.83
  1994/09/30       9417.60                     9714.96
  1994/10/31       9186.55                     9560.68
  1994/11/30       8960.93                     9395.32
  1994/12/31       9114.73                     9533.73
  1995/01/31       9441.34                     9775.24
  1995/02/28       9747.28                     9993.60
  1995/03/31       9847.39                    10068.68
  1995/04/30       9849.26                    10079.53
  1995/05/31      10179.87                    10390.50
  1995/06/30      10047.78                    10292.56
  1995/07/31      10139.66                    10420.69
  1995/08/31      10258.25                    10561.79
  1995/09/30      10349.57                    10626.21
  1995/10/31      10523.80                    10768.23
  1995/11/30      10733.10                    10920.68
  1995/12/31      10862.33                    10976.68
  1996/01/31      10928.45                    11076.65
  1996/02/29      10844.10                    11050.89
  1996/03/31      10678.51                    10916.41
  1996/04/30      10643.57                    10903.17
  1996/05/31      10635.95                    10890.45
  1996/06/30      10776.72                    10988.74
  1996/07/31      10881.80                    11077.14
  1996/08/31      10901.41                    11086.44
  1996/09/30      11052.31                    11197.32
  1996/10/31      11196.58                    11344.37
  1996/11/30      11435.52                    11536.33
  1996/12/31      11378.85                    11490.63
  1997/01/31      11399.23                    11523.91
  1997/02/28      11511.66                    11599.46
  1997/03/31      11346.82                    11469.81

             California Muni Income      California Ins Muni Inc
             00091                       00403
  1993/12/30      10000.00                    10000.00
  1993/12/31      10003.18                    10002.84
  1994/01/31      10116.40                    10127.76
  1994/02/28       9836.90                     9786.14
  1994/03/31       9333.86                     9220.78
  1994/04/30       9373.07                     9273.73
  1994/05/31       9437.60                     9355.06
  1994/06/30       9341.16                     9237.19
  1994/07/31       9531.54                     9441.72
  1994/08/31       9564.35                     9457.66
  1994/09/30       9417.60                     9262.34
  1994/10/31       9186.55                     9030.22
  1994/11/30       8960.93                     8796.47
  1994/12/31       9114.73                     8978.43
  1995/01/31       9441.34                     9335.11
  1995/02/28       9747.28                     9659.08
  1995/03/31       9847.39                     9733.71
  1995/04/30       9849.26                     9717.84
  1995/05/31      10179.87                    10069.97
  1995/06/30      10047.78                     9873.49
  1995/07/31      10139.66                     9947.44
  1995/08/31      10258.25                    10091.37
  1995/09/30      10349.57                    10173.79
  1995/10/31      10523.80                    10358.91
  1995/11/30      10733.10                    10603.59
  1995/12/31      10862.33                    10728.89
  1996/01/31      10928.45                    10803.07
  1996/02/29      10844.10                    10669.81
  1996/03/31      10678.51                    10519.59
  1996/04/30      10643.57                    10462.39
  1996/05/31      10635.95                    10447.06
  1996/06/30      10776.72                    10566.09
  1996/07/31      10881.80                    10676.41
  1996/08/31      10901.41                    10669.50
  1996/09/30      11052.31                    10839.25
  1996/10/31      11196.58                    10971.63
  1996/11/30      11435.52                    11221.39
  1996/12/31      11378.85                    11141.18
  1997/01/31      11399.23                    11157.76
  1997/02/28      11511.66                    11255.69
  1997/03/31      11346.82                    11086.30
COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured, and Fidelity CA Income have similar policies on diversification. Each fund is a non-diversified fund. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. Because each fund can invest a significant portion of its assets in securities of individual issuers, changes in the market value of a single issuer could cause greater share-price fluctuation in these funds than would occur in a more diversified fund.
 OTHER INVESTMENT POLICIES. Each fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
 FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, each fund reserves the right to invest without limitation in short-term instruments for temporary, defensive purposes. Spartan CA Income and Spartan CA Intermediate also reserve the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes. As a fundamental policy, during periods when FMR believes that California municipal securities that meet the funds' standards are not available, Fidelity CA Insured and Fidelity CA Income reserve the right to temporarily invest more than 20% of their assets in obligations that are only federally tax-exempt. Each fund may also enter into when-issued and delayed delivery transactions, invest in asset-backed securities, variable and floating rate securities, municipal lease obligations, securities with put features, private entity securities, and illiquid and restricted securities. As stated above, for more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF FIDELITY CA INCOME FOLLOWING THE REORGANIZATION
 FMR does not expect Fidelity CA Income to revise its investment policies as a result of the Reorganizations. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity CA Income in their current capacities. The funds currently have the same portfolio manager, Jonathan Short, who is expected to continue to be responsible for Fidelity CA Income's portfolio management after the Reorganizations.
 All of the current investments of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured are permissible investments for Fidelity CA Income. As explained above, however, Spartan CA Intermediate's maturity is shorter than Fidelity CA Income's, and Fidelity CA Insured's portfolio consists of a higher percentage of insured securities than Fidelity CA Income. Therefore, if shareholder approval of each Reorganization is received, FMR may sell shorter-term securities held by Spartan CA Intermediate and insured securities held by Fidelity CA Insured in the period between shareholder approval and the Closing Date of each Reorganization. Such selling could cause the average portfolio maturity of Spartan CA Intermediate to rise above 10 years and the level of insured bonds held by Fidelity CA Insured to fall below 65% during this period. In the event of the sale of any of the fund's assets after the effective date of the Reorganization, any transaction costs associated with such adjustments will be borne by Fidelity CA Income.
PURCHASES AND REDEMPTIONS
 The purchase policies for all funds are identical.
 Each fund's share price, or net asset value per share (NAV), is calculated every business day. Shares of each fund are sold without a sales charge. Shares are purchased at the next share price calculated after an investment is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time. Refer to a fund's Prospectus for more information regarding how to buy shares.
 The redemption policies for all funds are identical with the exception of Spartan CA Income's redemption fee.
 Shares of each fund may be redeemed on any business day at their NAV. Shares of each fund are redeemed at the next share price calculated after an order is received and accepted, normally 4:00 p.m. Eastern time. Spartan CA Income imposes a 0.50% redemption fee on shares held less than 180 days that, if applicable, is deducted from the amount redeemed.
    Effective th    e close of business on February 28, 1997, each of
Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured closed to new accounts pending the Reorganizations. Each of Spartan CA Income's, Spartan CA Intermediate's, and Fidelity CA Insured's shareholders on or prior to that date, including participants in an employee benefit plan which offered the respective fund on or prior to that date (except participants in an employee benefit plan for which an affiliate of FMR maintains the accounts at the participant level other than pursuant to a recordkeeping agreement), can continue to purchase shares of their respective fund. Shareholders may redeem shares through the Closing Date of each Reorganization. If the Reorganizations are approved, the purchase and redemption policies of the surviving fund will remain unchanged. Fidelity CA Income does not currently impose a redemption fee; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.
EXCHANGES
 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state. Exchanges out of Spartan CA Income are currently subject to a 0.50% redemption fee on shares held less than 180 days, as described above in the "Purchases and Redemptions" section. Fidelity CA Income does not currently impose a redemption fee. If the Spartan CA Income Reorganization is approved, the redemption fee will be eliminated; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Each fund normally distributes capital gains in April and December. On or before each Closing Date, each of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.
 Each of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured will be required to recognize gain or loss on Section 1256 contracts held by the individual fund on the last day of their taxable year which is February 28. If the Reorganizations are approved, gains or losses on Section 1256 contracts held on each Closing Date will be recognized on each Closing Date.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganizations will constitute tax-free reorganizations within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganizations. Please see the section entitled "Federal Income Tax Considerations" for more information.
 As of February 28, 1997, Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured, and Fidelity CA Income have capital loss carryforwards for federal tax purposes of approximately $8,463,000, $531,000, $7,171,000, and $4,627,000, respectively. Under current federal tax law, Fidelity CA Income may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured at the time of the Reorganizations ("capital loss carryforwards"). There is no assurance that Fidelity CA Income will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Spartan CA Income will expire between February 28, 2003 and February 29, 2004. The capital loss carryforward attributable to Spartan CA Intermediate will expire on February 28, 2003. The capital loss carryforward attributable to Fidelity CA Insured will expire between February 28, 2003 and February 29, 2004. The capital loss carryforward attributable to Fidelity CA Income will expire on February 29, 2004. COMPARISON OF PRINCIPAL RISK FACTORS
 Each fund is subject to the risks normally associated with bond funds. As described more fully below, the funds have identical investment objectives and similar policies and permissible investments.
 INVESTMENT STRATEGY. Spartan CA Intermediate maintains a shorter average maturity than Fidelity CA Income. It is managed to react to changes in interest rates similarly to municipal bonds with maturities between 7 and 10 years. This gives Spartan CA Intermediate less interest rate sensitivity than Fidelity CA Income which is managed so that it generally reacts to changes in interest rates similar to municipal bonds with maturities between 8 and 18 years. Interest rate sensitivity refers to how much a fund is affected by changes in interest rates. Generally, bond prices go down when interest rates go up and vice versa. The effects of interest rate sensitivity are more pronounced for longer-term securities, and therefore, more pronounced for funds which invest in longer-term securities. Thus, Fidelity CA Income may have better performance than Spartan CA Intermediate during periods of falling interest rates but may have worse performance during periods of rising interest rates.
 Fidelity CA Insured is required to invest at least 65% of its assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Fidelity CA Income does not have a required level for investments in insured bonds. Generally, insured bonds receive a higher credit rating than uninsured bonds; therefore, the greater the percentage of insured holdings, generally the higher the fund's credit quality. The credit quality of a bond has an impact on its price. In most cases, the higher the credit quality of a bond, the lower its yield will be; consequently, the price of the bond may be higher.
THE PROPOSED TRANSACTIONS
1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN CALIFORNIA MUNICIPAL INCOME FUND AND FIDELITY CALIFORNIA MUNICIPAL INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as
Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity CA Income acquiring as of the Closing Date all of the assets of Spartan CA Income in exchange solely for shares of Fidelity CA Income and the assumption by Fidelity CA Income of Spartan CA Income's liabilities; and (b) the distribution of shares of Fidelity CA Income to the shareholders of Spartan CA Income as provided for in the Agreement.
 The assets of Spartan CA Income to be acquired by Fidelity CA Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan CA Income, and any deferred or prepaid expenses shown as an asset on the books of Spartan CA Income on the Closing Date. Fidelity CA Income will assume from Spartan CA Income all liabilities, debts, obligations, and duties of Spartan CA Income of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan CA Income will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity CA Income also will deliver to Spartan CA Income the number of full and fractional shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Spartan CA Income less the respective liabilities of Spartan CA Income as of the Closing Date. Spartan CA Income shall then distribute the Fidelity CA Income shares PRO RATA to its shareholders.
 The value of Spartan CA Income's assets to be acquired by Fidelity CA Income and the amount of its liabilities to be assumed by Fidelity CA Income will be determined as of the close of business (4:00 p.m. Eastern time) of Spartan CA Income on the Closing Date, using the valuation procedures set forth in Spartan CA Income's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity CA Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan CA Income will distribute to its shareholders of record the shares of Fidelity CA Income it received, so that each Spartan CA Income shareholder will receive the number of full and fractional shares of Fidelity CA Income equal in value to the aggregate net asset value of shares of Spartan CA Income held by such shareholder on the Closing Date; Spartan CA Income will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity CA Income in the names of the Spartan CA Income shareholders and by transferring thereto shares of Fidelity CA Income. Each Spartan CA Income shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity CA Income due that shareholder. Fidelity CA Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan CA Income shareholder will own shares of Fidelity CA Income equal to the aggregate net asset value of that shareholder's shares of Spartan CA Income immediately prior to the Reorganization. The net asset value per share of Fidelity CA Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity CA Income in a name other than that of the registered holder of the shares on the books of Spartan CA Income as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan CA Income is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan CA Income is liquidated.
 Pursuant to its management contract with Spartan CA Income and its all-inclusive management fee, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan CA Income and Fidelity CA Income due to the Reorganization prior to the Closing Date which will be borne by Spartan CA Income and Fidelity CA Income, respectively. Any transaction costs associated with portfolio adjustments to Spartan CA
Income and Fidelity CA Income due to the Reorganizatio   n which     occur
after the Closing Date and any additional merger-related costs attributable to Fidelity CA Income which occur after the Closing Date will be borne by Fidelity CA Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Board considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2) the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9) the benefit to FMR.
 FMR recommended the Reorganization to the Board at a meeting of the Board on February 20, 1997. In recommending the Reorganization, FMR also advised the Board that the funds have identical investment objectives, policies, and permissible investments. In particular, at that time FMR informed the Board that the funds differed primarily with respect to their expense structures. FMR subsequently noted to the Board that differences between the funds with respect to minimum investments, service features, and externalized fees have been eliminated.
 The Board also considered that former shareholders of Spartan CA Income will receive shares of Fidelity CA Income equal to the value of their
shares of Spartan CA Income. In addition, the funds have rece   ived an
    opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan CA Income or Fidelity CA Income or to the shareholders of either fund.
 Furthermore, on February 20, 1997, the Board considered that combining the funds would result in an immediate benefit to shareholders by lowering expenses, as a percentage of net assets, by 0.02% for shareholders of Spartan CA Income and approximately 0.05% for shareholders of Fidelity CA Income (based on total fund operating expenses for the 12 months ended December 31, 1996), following the effective date of the Reorganization. Subsequently, FMR informed the Board that effective April 1, 1997, it would voluntarily agree to reimburse Fidelity CA Income's total operating expenses to the extent that they exceeded 0.55% of average net assets. FMR also represented to the Board that it would guarantee an expense ratio of 0.53% for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999, resulting in a 0.02% savings to shareholders of both Spartan CA Income and Fidelity CA Income, if the Reorganization is approved. FMR informed the Board that it would pay all of Spartan CA Income's expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation. The Board was informed that any expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation, directly attributable to Fidelity CA Income would be borne by Fidelity CA Income, provided they do not exceed the fund's 0.55% expense cap. FMR further informed the Board that although the funds would bear any costs (as described above) associated with portfolio adjustments resulting from the Reorganization, FMR believed that such costs would be counterbalanced by the reduction in the expense ratio for both funds.
 Finally, the Board considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity California Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity CA Income is one of four funds of the trust. Each share of Fidelity CA Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity CA Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity CA Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan CA Income's assets for Fidelity CA Income's shares and the assumption of the liabilities of Spartan CA Income by Fidelity CA Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan CA Income and Fidelity CA Income, substantially to the effect that:
 (i) The acquisition by Fidelity CA Income of all of the assets of Spartan CA Income solely in exchange for Fidelity CA Income shares and the assumption by Fidelity CA Income of Spartan CA Income's liabilities, followed by the distribution by Spartan CA Income of Fidelity CA Income shares to the shareholders of Spartan CA Income pursuant to the liquidation of Spartan CA Income and constructively in exchange for their Spartan CA Income shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan CA Income and Fidelity CA Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan CA Income upon the transfer of all of its assets to Fidelity CA Income in exchange solely for Fidelity CA Income shares and Fidelity CA Income's assumption of Spartan CA Income's liabilities, followed by Spartan CA Income's subsequent distribution of those shares to shareholders in liquidation of Spartan CA Income;
 (iii) No gain or loss will be recognized by Fidelity CA Income upon the receipt of the assets of Spartan CA Income in exchange solely for Fidelity CA Income shares and its assumption of Spartan CA Income's liabilities;
 (iv) The shareholders of Spartan CA Income will recognize no gain or loss upon the exchange of their Spartan CA Income shares solely for Fidelity CA Income shares;
 (v) The basis of Spartan CA Income's assets in the hands of Fidelity CA Income will be the same as the basis of those assets in the hands of Spartan CA Income immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity CA Income will include the holding period of those assets in the hands of Spartan CA Income;
 (vi) The basis of Spartan CA Income shareholders in Fidelity CA Income shares will be the same as their basis in Spartan CA Income shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity CA Income shares to be received by the Spartan CA Income shareholders will include the period during which the Spartan CA Income shares to be surrendered in exchange therefor were held, provided such Spartan CA Income shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan CA Income should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of February 28, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets    Net Asset   Shares
                                        Value       Outstanding
                                        Per Share

Spartan CA Income         $401,503,21   $10.60      37,882,646
                          2

Fidelity CA Income        $485,897,91   $11.81      41,148,631
                          5

Pro Forma Combined Fund   $887,401,12   $11.81      75,139,808
                          7

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on February 20, 1997. The Board of Trustees of Fidelity California Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan CA Income and Fidelity CA Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan CA Income will continue to engage in business as a fund of a registered investment company and the Board of Fidelity California Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY CALIFORNIA MUNICIPAL INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as
Exhibit 2 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity CA Income acquiring as of the Closing Date all of the assets of Spartan CA Intermediate in exchange solely for shares of Fidelity CA Income and the assumption by Fidelity CA Income of Spartan CA Intermediate's liabilities; and (b) the distribution of shares of Fidelity CA Income to the shareholders of Spartan CA Intermediate as provided for in the Agreement.
 The assets of Spartan CA Intermediate to be acquired by Fidelity CA Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan CA Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan CA Intermediate on the Closing Date. Fidelity CA Income will assume from Spartan CA Intermediate all liabilities, debts, obligations, and duties of Spartan CA Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan CA Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity CA Income also will deliver to Spartan CA Intermediate the number of full and fractional shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Spartan CA Intermediate less the respective liabilities of Spartan CA Intermediate as of the Closing Date. Spartan CA Intermediate shall then distribute the Fidelity CA Income shares PRO RATA to its shareholders.
 The value of Spartan CA Intermediate's assets to be acquired by Fidelity CA Income and the amount of its liabilities to be assumed by Fidelity CA Income will be determined as of the close of business (4:00 p.m. Eastern time) of Spartan CA Intermediate on the Closing Date, using the valuation procedures set forth in Spartan CA Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity CA Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan CA Intermediate will distribute to its shareholders of record the shares of Fidelity CA Income it received, so that each Spartan CA Intermediate shareholder will receive the number of full and fractional shares of Fidelity CA Income equal in value to the aggregate net asset value of shares of Spartan CA Intermediate held by such shareholder on the Closing Date; Spartan CA Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity CA Income in the names of the Spartan CA Intermediate shareholders and by transferring thereto shares of Fidelity CA Income. Each Spartan CA Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity CA Income due that shareholder. Fidelity CA Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan CA Intermediate shareholder will own shares of Fidelity CA Income equal to the aggregate net asset value of that shareholder's shares of Spartan CA Intermediate immediately prior to the Reorganization. The net asset value per share of Fidelity CA Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity CA Income in a name other than that of the registered holder of the shares on the books of Spartan CA Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan CA Intermediate is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan CA Intermediate is liquidated.
 Pursuant to its management contract with Spartan CA Intermediate and its all-inclusive management fee, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan CA Intermediate and Fidelity CA Income due to the Reorganization prior to the Closing Date which will be borne by Spartan CA Intermediate and Fidelity CA Income, respectively. Any transaction costs associated with portfolio adjustments
to Spartan CA Intermediate and Fidelity CA Income due to th   e
    Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity CA Income which occur after the Closing Date will be borne by Fidelity CA Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.
 In considering the Reorganization, the Board considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2) the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9) the benefit to FMR.
 FMR recommended the Reorganization to the Board at a meeting of the Board on February 20, 1997. In recommending the Reorganization, FMR also advised the Board that the funds have identical investment objectives and similar policies and permissible investments. In particular, at that time FMR informed the Board that the funds differed primarily with respect to their expense structures and interest rate sensitivity. FMR subsequently noted to the Board that differences between the funds with respect to minimum investments, service features, and externalized fees have been eliminated.
 The Board also considered that former shareholders of Spartan CA Intermediate will receive shares of Fidelity CA Income equal to the value of their shares of Spartan CA Intermediate. In addition, the funds
hav   e     rec   eived an     opinion of counsel that, except with respect
to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan CA Intermediate or Fidelity CA Income or to the shareholders of either fund.
 Furthermore, on February 20, 1997, the Board considered that combining the funds would result in an immediate benefit to shareholders by lowering expenses, as a percentage of net assets, by 0.02% for shareholders of Spartan CA Intermediate and approximately 0.05% for shareholders of Fidelity CA Income (based on total fund operating expenses for the 12 months ended December 31, 1996), following the effective date of the Reorganization. Subsequently, FMR informed the Board that effective April 1, 1997, it would voluntarily agree to reimburse Fidelity CA Income's total operating expenses to the extent that they exceeded 0.55% of average net assets. FMR also represented to the Board that it would guarantee an expense ratio of 0.53% for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999, resulting in a 0.02% savings to shareholders of both Spartan CA Intermediate and Fidelity CA Income, if the Reorganization is approved. FMR informed the Board that it would pay all of Spartan CA Intermediate's expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation. The Board was informed that any expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation, directly attributable to Fidelity CA Income would be borne by Fidelity CA Income, provided they do not exceed the fund's 0.55% expense cap. FMR further informed the Board that although the funds would bear any costs (as described above) associated with portfolio adjustments resulting from the Reorganization, FMR believed that such costs would be counterbalanced by the reduction in the expense ratio for both funds.
 Finally, the Board considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity California Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity CA Income is one of four funds of the trust. Each share of Fidelity CA Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity CA Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity CA Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan CA Intermediate's assets for Fidelity CA Income's shares and the assumption of the liabilities of Spartan CA Intermediate by Fidelity CA Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan CA Intermediate and Fidelity CA Income, substantially to the effect that:
 (i) The acquisition by Fidelity CA Income of all of the assets of Spartan CA Intermediate solely in exchange for Fidelity CA Income shares and the assumption by Fidelity CA Income of Spartan CA Intermediate's liabilities, followed by the distribution by Spartan CA Intermediate of Fidelity CA Income shares to the shareholders of Spartan CA Intermediate pursuant to the liquidation of Spartan CA Intermediate and constructively in exchange for their Spartan CA Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan CA Intermediate and Fidelity CA Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan CA Intermediate upon the transfer of all of its assets to Fidelity CA Income in exchange solely for Fidelity CA Income shares and Fidelity CA Income's assumption of Spartan CA Intermediate's liabilities, followed by Spartan CA Intermediate's subsequent distribution of those shares to shareholders in liquidation of Spartan CA Intermediate;
 (iii) No gain or loss will be recognized by Fidelity CA Income upon the receipt of the assets of Spartan CA Intermediate in exchange solely for Fidelity CA Income shares and its assumption of Spartan CA Intermediate's liabilities;
 (iv) The shareholders of Spartan CA Intermediate will recognize no gain or loss upon the exchange of their Spartan CA Intermediate shares solely for Fidelity CA Income shares;
 (v) The basis of Spartan CA Intermediate's assets in the hands of Fidelity CA Income will be the same as the basis of those assets in the hands of Spartan CA Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity CA Income will include the holding period of those assets in the hands of Spartan CA Intermediate;
 (vi) The basis of Spartan CA Intermediate shareholders in Fidelity CA Income shares will be the same as their basis in Spartan CA Intermediate shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity CA Income shares to be received by the Spartan CA Intermediate shareholders will include the period during which the Spartan CA Intermediate shares to be surrendered in exchange therefor were held, provided such Spartan CA Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan CA Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of February 28, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                          Net Assets      Net Asset   Shares
                                          Value       Outstanding
                                          Per Share

Spartan CA Intermediate    $ 74,735,701    $ 9.95     7,509,522

Fidelity CA Income         $ 485,897,91    $ 11.81    41,148,631
                          5

Pro Forma Combined Fund    $ 560,633,61    $ 11.81    47,471,094
                          6

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on February 20, 1997. The Board of Trustees of Fidelity California Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan CA Intermediate and Fidelity CA Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan CA Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity California Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.
3. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND AND FIDELITY CALIFORNIA MUNICIPAL INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as
Exhibit 3 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity CA Income acquiring as of the Closing Date all of the assets of Fidelity CA Insured in exchange solely for shares of Fidelity CA Income and the assumption by Fidelity CA Income of Fidelity CA Insured's liabilities; and (b) the distribution of shares of Fidelity CA Income to the shareholders of Fidelity CA Insured as provided for in the Agreement.
 The assets of Fidelity CA Insured to be acquired by Fidelity CA Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Fidelity CA Insured, and any deferred or prepaid expenses shown as an asset on the books of Fidelity CA Insured on the Closing Date. Fidelity CA Income will assume from Fidelity CA Insured all liabilities, debts, obligations, and duties of Fidelity CA Insured of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Fidelity CA Insured will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity CA Income also will deliver to Fidelity CA Insured the number of full and fractional shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Fidelity CA Insured less the respective liabilities of Fidelity CA Insured as of the Closing Date. Fidelity CA Insured shall then distribute the Fidelity CA Income shares PRO RATA to its shareholders.
 The value of Fidelity CA Insured's assets to be acquired by Fidelity CA Income and the amount of its liabilities to be assumed by Fidelity CA Income will be determined as of the close of business (4:00 p.m. Eastern time) of Fidelity CA Insured on the Closing Date, using the valuation procedures set forth in Fidelity CA Insured's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity CA Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Fidelity CA Insured will distribute to its shareholders of record the shares of Fidelity CA Income it received, so that each Fidelity CA Insured shareholder will receive the number of full and fractional shares of Fidelity CA Income equal in value to the aggregate net asset value of shares of Fidelity CA Insured held by such shareholder on the Closing Date; Fidelity CA Insured will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity CA Income in the names of the Fidelity CA Insured shareholders and by transferring thereto shares of Fidelity CA Income. Each Fidelity CA Insured shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity CA Income due that shareholder. Fidelity CA Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Fidelity CA Insured shareholder will own shares of Fidelity CA Income equal to the aggregate net asset value of that shareholder's shares of Fidelity CA Insured immediately prior to the Reorganization. The net asset value per share of Fidelity CA Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity CA Income in a name other than that of the registered holder of the shares on the books of Fidelity CA Insured as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity CA Insured is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity CA Insured is liquidated.
 Pursuant to FMR's management contract with Fidelity CA Insured and Fidelity CA Income, any merger-related expenses directly attributable to Fidelity CA Insured or Fidelity CA Income will be borne by the individual fund which incurs them. There may be some transaction costs associated with portfolio adjustments to Fidelity CA Insured and Fidelity CA Income due
to    the Re    organization prior to the Closing Date which will be borne by Fidelity CA Insured and Fidelity CA Income, respectively. Any transaction costs associated with portfolio adjustments to Fidelity CA Insured and Fidelity CA Income due to the Reorganization which occur after the Closing Date will be borne by Fidelity CA Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.
 In considering the Reorganization, the Board considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2) the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative size of the funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9) the benefit to FMR.
 FMR recommended the Reorganization to the Board at a meeting of the Board on February 20, 1997. In recommending the Reorganization, FMR also advised the Board that the funds have identical investment objectives and similar policies and permissible investments. In particular, at that time FMR informed the Board that the funds differed primarily with respect to their level of holdings in insured bonds. FMR subsequently noted to the Board that changes to the funds with respect to minimum investments have been made.
 The Board also considered that former shareholders of Fidelity CA Insured will receive shares of Fidelity CA Income equal to the value of their
shares of Fidelity CA Insured. In addition, the funds    have
receive   d     an opinion of counsel that, except with respect to Section
1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Fidelity CA Insured or Fidelity CA Income or to the shareholders of either fund.
 Furthermore, on February 20, 1997, the Board considered that combining the funds would result in an immediate benefit to shareholders by lowering expenses, as a percentage of net assets, by approximately 0.07% for shareholders of Fidelity CA Insured and approximately 0.05% for shareholders of Fidelity CA Income (based on total fund operating expenses for the 12 months ended December 31, 1996), following the effective date of the Reorganization. Subsequently, FMR informed the Board that effective April 1, 1997, it would voluntarily agree to reimburse Fidelity CA Insured's and Fidelity CA Income's total operating expenses to the extent that they exceeded 0.55% of average net assets. FMR also represented to the Board that it would guarantee an expense ratio of 0.53% for the surviving fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999, resulting in a 0.02% savings to shareholders of both Fidelity CA Insured and Fidelity CA Income, if the Reorganization is approved. FMR informed the Board that any expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation, directly attributable to Fidelity CA Insured or Fidelity CA Income would be borne by the individual fund which incurred them, provided they do not exceed the funds' 0.55% expense caps. FMR further informed the Board that although the funds would bear any costs (as described above) associated with portfolio adjustments resulting from the Reorganization, FMR believed that such costs would be counterbalanced by the reduction in the expense ratio for both funds.
 Finally, the Board considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity California Municipal Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity CA Income is one of four funds of the trust. Each share of Fidelity CA Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity CA Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity CA Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Fidelity CA Insured's assets for Fidelity CA Income's shares and the assumption of the liabilities of Fidelity CA Insured by Fidelity CA Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Fidelity CA Insured and Fidelity CA Income, substantially to the effect that:
 (i) The acquisition by Fidelity CA Income of all of the assets of Fidelity CA Insured solely in exchange for Fidelity CA Income shares and the assumption by Fidelity CA Income of Fidelity CA Insured's liabilities, followed by the distribution by Fidelity CA Insured of Fidelity CA Income shares to the shareholders of Fidelity CA Insured pursuant to the liquidation of Fidelity CA Insured and constructively in exchange for their Fidelity CA Insured shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Fidelity CA Insured and Fidelity CA Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Fidelity CA Insured upon the transfer of all of its assets to Fidelity CA Income in exchange solely for Fidelity CA Income shares and Fidelity CA Income's assumption of Fidelity CA Insured's liabilities, followed by Fidelity CA Insured's subsequent distribution of those shares to shareholders in liquidation of Fidelity CA Insured;
 (iii) No gain or loss will be recognized by Fidelity CA Income upon the receipt of the assets of Fidelity CA Insured in exchange solely for Fidelity CA Income shares and its assumption of Fidelity CA Insured's liabilities;
 (iv) The shareholders of Fidelity CA Insured will recognize no gain or loss upon the exchange of their Fidelity CA Insured shares solely for Fidelity CA Income shares;
 (v) The basis of Fidelity CA Insured's assets in the hands of Fidelity CA Income will be the same as the basis of those assets in the hands of Fidelity CA Insured immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity CA Income will include the holding period of those assets in the hands of Fidelity CA Insured;
 (vi) The basis of Fidelity CA Insured shareholders in Fidelity CA Income shares will be the same as their basis in Fidelity CA Insured shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity CA Income shares to be received by the Fidelity CA Insured shareholders will include the period during which the Fidelity CA Insured shares to be surrendered in exchange therefor were held, provided such Fidelity CA Insured shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Fidelity CA Insured should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of February 28, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganizations.
                          Net Assets      Net Asset   Shares
                                          Value       Outstanding
                                          Per Share

Fidelity CA Insured        $ 205,917,27    $ 10.35    19,890,562
                          9

Fidelity CA Income         $ 485,897,91    $ 11.81    41,148,631
                          5

Pro Forma Combined Fund    $ 691,815,19    $ 11.81    58,578,763
                          4

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on February 20, 1997. The Board of Trustees of Fidelity California Municipal Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Fidelity CA Insured and Fidelity CA Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Fidelity CA Insured will continue to engage in business as a fund of a registered investment company and the Board of Fidelity California Municipal Trust will consider other proposals for the reorganization or liquidation of the fund.
COMBINED CAPITALIZATION
 The following table shows the capitalization of the funds as of February 28, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to all three Reorganizations.
                          Net Assets        Net Asset   Shares
                                            Value       Outstandin
                                            Per Share   g

Spartan CA Income          $ 401,503,212     $ 10.60    37,882,646

Spartan CA Intermediate    $ 74,735,701      $ 9.95     7,509,522

Fidelity CA Insured        $ 205,917,279     $ 10.35    19,890,562

Fidelity CA Income         $ 485,897,915     $ 11.81    41,148,631

Pro Forma Combined         $ 1,168,054,10    $ 11.81    98,903,819
Fund                      7

ADDITIONAL INFORMATION ABOUT FIDELITY CALIFORNIA
MUNICIPAL INCOME FUND
 Fidelity California Municipal Income Fund's Prospectus dated April 19, 1997, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares.
FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA

1.Years ended          1997      1996E     1995      1994F     1993D     1992C     1991C     1990C     1989C     1988C
February 28

2.Net asset value,     $ 11.7    $ 11.1    $ 12.1    $ 12.4    $ 11.5    $ 11.3    $ 10.9    $ 11.0    $ 10.6    $ 10.9
beginning              20        20        00        30        40        00        40        80        20        50
of period

3.Income from           .599      .625      .685      .719      .611      .744      .752      .756      .758      .760
Investment
Operations
 Net interest
income

4. Net realized and     .096      .597      (.830)    (.060)    .890      .240      .360      (.140)    .460      (.270)
unrealized
 gain (loss)

5. Total from           .695      1.222     (.145)    .659      1.501     .984      1.112     .616      1.218     .490
investment
 operations

6.Less Distributions    (.602)    (.622)    (.685)    (.719)    (.611)    (.744)    (.752)    (.756)    (.758)    (.760)
 From net interest
income

7. From net             (.003)    --        (.150)    (.270)    --        --        --        --        --        (.060)
realized gain

8. Total                (.605)    (.622)    (.835)    (.989)    (.611)    (.744)    (.752)    (.756)    (.758)    (.820)
distributions

9.Net asset value,     $ 11.8    $ 11.7    $ 11.1    $ 12.1    $ 12.4    $ 11.5    $ 11.3    $ 10.9    $ 11.0    $ 10.6
end of period          10        20        20        00        30        40        00        40        80        20

10.Total returnB        6.16      11.25     (.91)     5.41      13.40     8.94      10.44     5.61      11.85     4.72
                       %         %         %         %         %         %         %         %         %         %


RATIOS AND SUPPLEMENTAL DATA

11.Net assets, end       $ 486   $ 498   $ 477   $ 575   $ 587    $ 529   $ 524   $ 514   $ 494   $ 399
of period
(In millions)

12.Ratio of               .57%    .58%    .56%    .57%    .60%     .59%    .58%    .60%    .61%    .73%
expenses to                                              A
average net assets

13.Ratio of net           5.19    5.44    6.16    5.78    6.17     6.52    6.71    6.73    7.05    7.15
interest income          %       %       %       %       % A      %       %       %       %       %
to average net
assets

14.Portfolio turnover     17%     37%     29%     44%     32%      23%     15%     34%     21%     52%
rate                                                     A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C YEARS ENDED APRIL 30
D MAY 1, 1992 TO FEBRUARY 28, 1993
E YEAR ENDED FEBRUARY 29
F EFFECTIVE MARCH 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of
Fidelity CA Income shares    have     be   en     passed upon by
Kirkpatrick & Lockhart LLP, counsel to the trust.
 EXPERTS. The audited financial statements of Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured, and Fidelity CA Income, incorporated by reference into the Statements of Additional Information, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended February 28, 1997. The financial statements audited by Price Waterhouse LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
AVAILABLE INFORMATION. Spartan CA Income, Spartan CA Intermediate, Fidelity CA Insured, and Fidelity CA Income are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

ATTACHMENT 1
EXCERPTS FROM ANNUAL REPORT OF FIDELITY CALIFORNIA MUNICIPAL INCOME FUND DATED FEBRUARY 28, 1997
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1997                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity California Municipal Income            6.16%    7.10%    6.68%

Lehman Brothers California Municipal            5.49%    n/a      n/a
 Bond Index

California Municipal Debt Funds Average         4.81%    6.94%    6.67%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
 1987/02/28      10000.00                    10000.00
  1987/03/31       9928.89                     9894.00
  1987/04/30       9168.64                     9397.52
  1987/05/31       9030.60                     9350.91
  1987/06/30       9192.73                     9625.45
  1987/07/31       9297.32                     9723.63
  1987/08/31       9343.70                     9745.51
  1987/09/30       8839.66                     9386.19
  1987/10/31       8921.84                     9419.42
  1987/11/30       9133.43                     9665.36
  1987/12/31       9311.80                     9805.60
  1988/01/31       9756.04                    10154.88
  1988/02/29       9881.50                    10262.22
  1988/03/31       9562.47                    10143.17
  1988/04/30       9601.15                    10220.26
  1988/05/31       9640.37                    10190.73
  1988/06/30       9796.64                    10339.82
  1988/07/31       9854.18                    10407.23
  1988/08/31       9894.08                    10416.39
  1988/09/30      10109.48                    10604.93
  1988/10/31      10344.86                    10791.57
  1988/11/30      10226.16                    10692.72
  1988/12/31      10408.28                    10802.11
  1989/01/31      10553.08                    11025.50
  1989/02/28      10451.49                    10899.70
  1989/03/31      10436.14                    10873.65
  1989/04/30      10738.93                    11131.79
  1989/05/31      10966.42                    11362.99
  1989/06/30      11106.09                    11517.30
  1989/07/31      11206.73                    11674.05
  1989/08/31      11070.50                    11559.76
  1989/09/30      11084.77                    11525.32
  1989/10/31      11195.17                    11666.27
  1989/11/30      11369.23                    11870.43
  1989/12/31      11414.96                    11967.53
  1990/01/31      11335.13                    11910.92
  1990/02/28      11480.00                    12016.93
  1990/03/31      11505.39                    12020.54
  1990/04/30      11341.38                    11933.51
  1990/05/31      11613.96                    12194.02
  1990/06/30      11720.72                    12301.20
  1990/07/31      11901.84                    12482.03
  1990/08/31      11737.09                    12300.79
  1990/09/30      11783.67                    12307.80
  1990/10/31      11935.94                    12531.07
  1990/11/30      12163.21                    12783.07
  1990/12/31      12209.23                    12838.67
  1991/01/31      12320.09                    13010.97
  1991/02/28      12365.58                    13124.16
  1991/03/31      12379.13                    13128.89
  1991/04/30      12525.10                    13303.50
  1991/05/31      12649.53                    13421.77
  1991/06/30      12652.35                    13408.48
  1991/07/31      12811.84                    13571.80
  1991/08/31      12926.63                    13750.54
  1991/09/30      13065.19                    13929.57
  1991/10/31      13226.52                    14054.94
  1991/11/30      13228.49                    14094.15
  1991/12/31      13449.54                    14396.61
  1992/01/31      13521.98                    14429.43
  1992/02/29      13545.04                    14434.05
  1992/03/31      13537.66                    14439.39
  1992/04/30      13644.81                    14567.90
  1992/05/31      13814.63                    14739.37
  1992/06/30      14030.25                    14986.69
  1992/07/31      14464.75                    15435.99
  1992/08/31      14264.15                    15285.49
  1992/09/30      14336.93                    15385.46
  1992/10/31      14071.18                    15234.22
  1992/11/30      14399.42                    15507.07
  1992/12/31      14621.55                    15665.39
  1993/01/31      14796.09                    15847.58
  1993/02/28      15472.68                    16420.79
  1993/03/31      15289.18                    16247.22
  1993/04/30      15426.34                    16411.15
  1993/05/31      15516.13                    16503.39
  1993/06/30      15766.18                    16778.83
  1993/07/31      15766.16                    16800.81
  1993/08/31      16150.62                    17150.60
  1993/09/30      16354.82                    17345.95
  1993/10/31      16382.74                    17379.42
  1993/11/30      16213.59                    17226.31
  1993/12/31      16585.71                    17589.96
  1994/01/31      16773.43                    17790.84
  1994/02/28      16310.01                    17330.05
  1994/03/31      15475.95                    16624.37
  1994/04/30      15540.95                    16765.35
  1994/05/31      15647.95                    16910.70
  1994/06/30      15488.04                    16807.38
  1994/07/31      15803.70                    17115.46
  1994/08/31      15858.11                    17174.68
  1994/09/30      15614.79                    16922.55
  1994/10/31      15231.70                    16622.01
  1994/11/30      14857.60                    16321.48
  1994/12/31      15112.62                    16680.72
  1995/01/31      15654.16                    17157.45
  1995/02/28      16161.40                    17656.39
  1995/03/31      16327.39                    17859.26
  1995/04/30      16330.49                    17880.34
  1995/05/31      16878.67                    18450.90
  1995/06/30      16659.65                    18290.38
  1995/07/31      16811.99                    18463.77
  1995/08/31      17008.61                    18697.89
  1995/09/30      17160.04                    18816.25
  1995/10/31      17448.91                    19089.84
  1995/11/30      17795.94                    19406.54
  1995/12/31      18010.21                    19593.03
  1996/01/31      18119.84                    19740.96
  1996/02/29      17979.98                    19607.71
  1996/03/31      17705.43                    19357.12
  1996/04/30      17647.50                    19302.34
  1996/05/31      17634.86                    19294.62
  1996/06/30      17868.26                    19504.74
  1996/07/31      18042.50                    19682.23
  1996/08/31      18075.01                    19677.51
  1996/09/30      18325.21                    19952.99
  1996/10/31      18564.41                    20178.66
  1996/11/30      18960.59                    20547.93
  1996/12/31      18866.62                    20461.63
  1997/01/31      18900.42                    20500.30
  1997/02/28      19086.83                    20688.50
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity California Municipal Income Fund on February 28, 1987. As the chart shows, by February 28, 1997, the value of the investment would have grown to $19,087 - a 90.87% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,688 - a 106.88% increase.

MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending February 28, 1997.
However, anticipation of
short-term interest rate increases
by the Federal Reserve Board
negatively affected all bonds. For
the period, the Lehman
Brothers Municipal Bond Index
- a broad measure of the
municipal bond market - had a
total return of 5.51%. In
comparison, the Lehman Brothers
Aggregate Bond Index - a broad
measure of the performance of
the U.S. taxable bond market -
returned 5.35%. New issue
supply in the municipal market
was strong through the first half of
the period, but insurance
companies and individual
investors helped sustain demand.
The diminishing likelihood of
significant tax reform in the near
future also helped support the
muni market. Like most domestic
bonds, munis were affected by
signs of strength in the economy
in the first half of 1996.
Nevertheless, the market
conditions that supported the
muni market helped it enter the fall
trading at expensive levels
relative to its taxable counterparts.
Munis stalled because their rich
valuations inhibited demand and
encouraged selling. From
December on, most bond markets
suffered from fears - confirmed
by Fed Chairman Alan
Greenspan's testimony before
Congress in late February - that
latent inflation pressures might
encourage the Fed to raise
short-term rates. Munis, however,
outperformed over the past few
months, in part because of a thin
supply of new issues.

An interview with Jonathan Short, Portfolio Manager of Fidelity California Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the year ending February 28, 1997, the fund had a total return of 6.16%. For comparison purposes, the California municipal debt funds average, as tracked by Lipper Analytical Services, returned 4.81%, and the Lehman Brothers California Municipal Bond Index returned 5.49% for the same one year period.
Q. WHAT TYPES OF BONDS DID WELL?
A. Baa-rated securities were some of the market's - and the fund's - best performers and were a key reason why the fund fared better than many of its competitors. The main driver for their strong returns was tightening credit spreads - meaning lower-quality bonds' yields fell relative to higher-quality bonds during the period. As a result, the prices of lower-quality bonds generally performed better than higher-quality securities. Toward the end of the period, I sold some of these Baa-rated securities in order to lock in their gains. I would also point to non-callable bonds, which can't be redeemed by their issuer prior to maturity, as other winners during the past six months. When interest rates fall, municipal issuers often call - or redeem - bonds before their maturity and issue new bonds as a way to lower their interest costs. Because the bond market experienced a small rally over the past six months, non-callable bonds generally performed better than callable bonds.
Q. WHAT STRATEGIES DID YOU EMPLOY OVER THE PAST SIX MONTHS?
A. I focused on bonds with maturities in the intermediate range - those with maturities of between five and 20 years - while keeping the fund's holdings in shorter- and longer-term bonds light. I chose to emphasize intermediate bonds because I believed that their expected total return was greater than that of longer-maturity bonds. Additionally, I did not believe that many longer-term securities offered enough additional yield to compensate investors for their added interest rate sensitivity. All in all, I felt that intermediate maturity bonds were attractive on a risk/return basis.
Q. THERE HAS BEEN A LOT OF CONSOLIDATION IN THE HEALTH CARE SECTOR RECENTLY. DID IT HAVE ANY EFFECT ON THE FUND?
A. Yes, it did. To the benefit of the fund, bonds issued by Sequoia Hospital performed well when it was merged with Catholic Health Care West. Additionally, our holdings in Eisenhower Hospital, issued by Rancho Mirage Joint Powers Financing Authority, were advance refunded. With an advance refunding, an issuer with existing bonds in the market will issue a second set of bonds. Proceeds from this sale are then invested in high-quality U.S. Treasury securities, and these Treasuries then secure the original bonds until the call date.
Q. THE FUND'S STAKE IN GENERAL OBLIGATION BONDS (GOS) ISSUED BY THE STATE HAS INCREASED OVER THE PAST SIX MONTHS. WHY WERE THESE SECURITIES ATTRACTIVE?
A. GOs issued by the state are backed by its full faith and credit and are repaid by general revenue, in contrast to revenue from a specific facility or project built with borrowed funds. In my opinion the state's credit worthiness has improved as its economy has rebounded. In fact, revenue collections have improved to the point where estimates call for the state's budget to post $1 billion more in revenues than originally projected.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply and demand standpoint, I'm optimistic about municipals. I don't expect to see a tremendous amount of new bonds issued. What increase in supply we see likely will be easily digested if demand remains firm. How municipals fare over the next year will depend heavily on the direction of interest rates, but I don't think anyone can accurately pinpoint where interest rates will be a year from now. That said, we may continue to see some volatility in the bond market as long as there are conflicting signs about the economy and inflation trends.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT DATED FEBRUARY 28, 1997. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JONATHAN SHORT ON
CALIFORNIA'S ECONOMY:
"The strength of California's
economic rebound is an
important component in the
overall performance of
California municipal bonds.
For a number of reasons, I am
optimistic about California's
economy. The first is
employment growth,
which continues to outpace
the nation as a whole.
Second, the state budget is
posting revenues well ahead
of projections, thanks mostly
to rising tax collections. Third,
the rebound has grown to be
more broad-based, with
Southern California finally
showing improvements after
lagging behind the northern
part of the state. Finally,
permits to build new houses
are up about 15% this year
and sales of existing homes
seem to have stabilized."

ATTACHMENT 2
ANNUAL FUND OPERATING EXPENSES AND EXAMPLES OF FUND EXPENSES FOR CERTAIN REORGANIZATIONS
IF JUST SPARTAN CA INCOME REORGANIZATION IS APPROVED:
                                Spartan    Fidelity CA   Pro Forma
                                CA         IncomeA       Expenses
                                IncomeC                  Combined
                                                         FundB

Management Fees                 0.55%      0.37%         0.36%
(after reimbursement)

Other Expenses                  0.00%      0.18%         0.17%

Total Fund Operating Expenses   0.55%      0.55%         0.53%
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.18%, and 0.57%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
C FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions the total operating expenses presented in the table would have been 0.54%.
EXAMPLE:
                     After 1    After 3    After 5    After 10
                     Year       Years      Years      Years

Spartan CA Income    $6         $18        $31        $69

Fidelity CA Income   $6         $18        $31        $69

Combined Fund        $5         $17        $30        $66

IF JUST SPARTAN CA INTERMEDIATE REORGANIZATION IS APPROVED:
                        Spartan CA      Fidelity CA   Pro
                        IntermediateC   IncomeA       Forma
                                                      Expenses
                                                      Combined
                                                      FundB

Management Fees         0.55%           0.37%         0.35%
(after reimbursement)

Other Expenses          0.00%           0.18%         0.18%

Total Fund              0.55%           0.55%         0.53%
Operating Expenses
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.18%, and 0.57%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.18%, and 0.57%, respectively.
C FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions the total operating expenses presented in the table would have been 0.54%.
EXAMPLE:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan CA Intermediate   $6         $18        $31        $69

Fidelity CA Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

IF JUST FIDELITY CA INSURED REORGANIZATION IS APPROVED:
                        Fidelity CA   Fidelity CA   Pro
                        InsuredA      IncomeA       Forma
                                                    Expenses
                                                    Combined
                                                    FundB

Management Fees         0.34%         0.37%         0.35%
(after reimbursement)

Other Expenses          0.21%         0.18%         0.18%

Total Fund Operating    0.55%         0.55%         0.53%
Expenses
(after reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.21%, and 0.60%, respectively, for Fidelity CA Insured and 0.39%, 0.18%, and 0.57%, respectively, for Fidelity CA Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.18%, and 0.57%, respectively.
EXAMPLE:
                      After 1    After 3    After 5    After 10
                      Year       Years      Years      Years

Fidelity CA Insured   $6         $18        $31        $69

Fidelity CA Income    $6         $18        $31        $69

Combined Fund         $5         $17        $30        $66

IF JUST SPARTAN CA INCOME AND SPARTAN CA INTERMEDIATE REORGANIZATIONS ARE
APPROVED:
                  Spartan    Spartan CA     Fidelity    Pro
                  CA         Intermediate   CA          Forma
                  IncomeC    C              IncomeA     Expenses
                                                        Combined
                                                        FundB

Management Fees   0.55%      0.55%          0.37%       0.36%
(after
reimbursement)

Other Expenses    0.00%      0.00%          0.18%       0.17%

Total Fund        0.55%      0.55%          0.55%       0.53%
Operating
Expenses
(after
reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.18%, and 0.57%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
C FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions the total operating expenses presented in the table would have been 0.54% for each of Spartan CA Income and Spartan CA Intermediate.
EXAMPLE:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan CA Income         $6         $18        $31        $69

Spartan CA Intermediate   $6         $18        $31        $69

Fidelity CA Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

IF JUST SPARTAN CA INCOME AND FIDELITY CA INSURED REORGANIZATIONS ARE
APPROVED:
                  Spartan    Fidelity CA   Fidelity CA   Pro Forma
                  CA         InsuredA      IncomeA       Expenses
                  IncomeC                                Combined
                                                         FundB

Management Fees   0.55%      0.34%         0.37%         0.36%
(after
reimbursement)

Other Expenses    0.00%      0.21%         0.18%         0.17%

Total Fund        0.55%      0.55%         0.55%         0.53%
Operating
Expenses
(after
reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.21%, and 0.60%, respectively, for Fidelity CA Insured and 0.39%, 0.18%, and 0.57%, respectively for Fidelity CA Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
C FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions the total operating expenses presented in the table would have been 0.54%.
EXAMPLE:
                      After 1    After 3    After 5    After 10
                      Year       Years      Years      Years

Spartan CA Income     $6         $18        $31        $69

Fidelity CA Insured   $6         $18        $31        $69

Fidelity CA Income    $6         $18        $31        $69

Combined Fund         $5         $17        $30        $66

IF JUST SPARTAN CA INTERMEDIATE AND FIDELITY CA INSURED REORGANIZATIONS ARE
APPROVED:
                   Spartan CA     Fidelity CA   Fidelity    Pro
                   Intermediate   InsuredA      CA          Forma
                   C                            IncomeA     Expenses
                                                            Combined
                                                            FundB

Management Fees    0.55%          0.34%         0.37%       0.36%
(after
reimbursement)

Other Expenses     0.00%          0.21%         0.18%       0.17%

Total Fund         0.55%          0.55%         0.55%       0.53%
Operating
Expenses (after
reimbursement)

A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.21%, and 0.60%, respectively, for Fidelity CA Insured and 0.39%, 0.18%, and 0.57%, respectively, for Fidelity CA Income.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.39%, 0.17%, and 0.56%, respectively.
C FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions the total operating expenses presented in the table would have been 0.54%.
EXAMPLE:
                          After 1    After 3    After 5    After 10
                          Year       Years      Years      Years

Spartan CA Intermediate   $6         $18        $31        $69

Fidelity CA Insured       $6         $18        $31        $69

Fidelity CA Income        $6         $18        $31        $69

Combined Fund             $5         $17        $30        $66

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 6th day of June, 1997 by and between Spartan California Municipal Income Fund (Spartan CA Income) and Fidelity California Municipal Income Fund (Fidelity CA Income), funds of Fidelity California Municipal Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan California Municipal Income Fund and Fidelity California Municipal Income Fund may be referred to herein collectively as the "funds" or each individually as the "fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan CA Income to Fidelity CA Income solely in exchange for shares of beneficial interest in Fidelity CA Income (the Fidelity CA Income Shares) and the assumption by Fidelity CA Income of Spartan CA Income's liabilities; and (b) the constructive distribution of such shares by Spartan CA Income PRO RATA to its shareholders in complete liquidation and termination of Spartan CA Income in exchange for all of Spartan CA Income's outstanding shares. Spartan CA Income shall receive shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Spartan CA Income on the Closing Date (as defined in Section 6), which Spartan CA Income shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN CA INCOME.
 Spartan CA Income represents and warrants to and agrees with Fidelity CA Income that:
 (a) Spartan CA Income is a series of Fidelity California Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity California Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan CA Income dated April 19, 1997, previously furnished to Fidelity CA Income, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan CA Income, threatened against Spartan CA Income which assert liability on the part of Spartan CA Income. Spartan CA Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan CA Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan CA Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan CA Income is a party or by which Spartan CA Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan CA Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan CA Income at February 28, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity CA Income. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the fund's financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan CA Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1997 and those incurred in the ordinary course of Spartan CA Income's business as an investment company since February 28, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity California Municipal Trust on Form N-14 relating to the shares of Fidelity CA Income issuable hereunder and the proxy statement of Spartan CA Income included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan CA Income (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan CA Income, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan CA Income (other than this Agreement) will be terminated without liability to Spartan CA Income prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan CA Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan CA Income has filed or will file all federal and state tax returns which, to the knowledge of Spartan CA Income's officers, are required to be filed by Spartan CA Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan CA Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan CA Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan CA Income are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan CA Income will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity CA Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan CA Income will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan CA Income to be transferred to Fidelity CA Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan CA Income's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity CA Income will acquire Spartan CA Income's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity CA Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan CA Income, and this Agreement constitutes a valid and binding obligation of Spartan CA Income enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY CA INCOME.
 Fidelity CA Income represents and warrants to and agrees with Spartan CA Income that:
 (a) Fidelity CA Income is a series of Fidelity California Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity California Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity CA Income, dated April 19, 1997, previously furnished to Spartan CA Income did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity CA Income, threatened against Fidelity CA Income which assert liability on the part of Fidelity CA Income. Fidelity CA Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity CA Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity CA Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity CA Income is a party or by which Fidelity CA Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity CA Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity CA Income at February 28, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Spartan CA Income. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity CA Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1997 and those incurred in the ordinary course of Fidelity CA Income's business as an investment company since February 28, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity CA Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity CA Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity CA Income's officers, are required to be filed by Fidelity CA Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity CA Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity CA Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on February 28, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity CA Income to be issued to Spartan CA Income will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the fund's Statement of Additional Information) by Fidelity CA Income, and no shareholder of Fidelity CA Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity CA Income, and this Agreement constitutes a valid and binding obligation of Fidelity CA Income enforceable in accordance with its terms, subject to approval by the shareholders of Spartan CA Income;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity CA Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity CA Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity CA Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity CA Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan CA Income and to the other terms and conditions contained herein, Spartan CA Income agrees to assign, sell, convey, transfer, and deliver to Fidelity CA Income as of the Closing Date all of the assets of Spartan CA Income of every kind and nature existing on the Closing Date. Fidelity CA Income agrees in exchange therefor: (i) to assume all of Spartan CA Income's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan CA Income the number of full and fractional shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Spartan CA Income transferred hereunder, less the value of the liabilities of Spartan CA Income, determined as provided for under Section 4.
 (b) The assets of Spartan CA Income to be acquired by Fidelity CA Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims, chooses in action, and other property owned by Spartan CA Income, and any deferred or prepaid expenses shown as an asset on the books of Spartan CA Income on the Closing Date. Spartan CA Income will pay or cause to be paid to Fidelity CA Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity CA Income hereunder, and Fidelity CA Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan CA Income to be assumed by Fidelity CA Income shall include (except as otherwise provided for herein) all of Spartan CA Income's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan CA Income agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Spartan CA Income will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity CA Income Shares in exchange for such shareholders' shares of beneficial interest in Spartan CA Income and Spartan CA Income will be liquidated in accordance with Spartan CA Income's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the funds' transfer agent opening accounts on Fidelity CA Income's share transfer books in the names of the Spartan CA Income shareholders and transferring the Fidelity CA Income Shares thereto. Each Spartan CA Income shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity CA Income Shares due that shareholder. All outstanding Spartan CA Income shares, including any represented by certificates, shall simultaneously be canceled on Spartan CA Income's share transfer records. Fidelity CA Income shall not issue certificates representing the Fidelity CA Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan CA Income is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity CA Income Shares in a name other than that of the registered holder on Spartan CA Income's books of the Spartan CA Income shares constructively exchanged for the Fidelity CA Income Shares shall be paid by the person to whom such Fidelity CA Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity CA Income will deliver to Spartan CA Income the number of Fidelity CA Income Shares having an aggregate net asset value equal to the value of the assets of Spartan CA Income transferred hereunder less the liabilities of Spartan CA Income, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity CA Income Shares to be delivered to Spartan CA Income, the value of the assets of Spartan CA Income transferred hereunder, and the value of the liabilities of Spartan CA Income to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity CA Income Shares shall be computed in the manner set forth in the then-current Fidelity CA Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan CA Income shall be computed in the manner set forth in the then-current Spartan CA Income Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan CA Income and Fidelity CA Income.
5. FEES; EXPENSES.
 (a) Pursuant to Spartan CA Income's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any merger-related expenses which may be attributable to Fidelity CA Income will be borne by Fidelity CA Income.
 (b) Each of Fidelity CA Income and Spartan CA Income represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on August 14, 1997, or at some other time, date, and place agreed to by Spartan CA Income and Fidelity CA Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan CA Income and the net asset value per share of Fidelity CA Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN CA INCOME.
 (a) Spartan CA Income agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity CA Income as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan CA Income.
 (b) Spartan CA Income agrees that as soon as reasonably practicable after distribution of the Fidelity CA Income Shares, Spartan CA Income shall be terminated as a series of Fidelity California Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan CA Income shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INCOME.
 (a) That Spartan CA Income furnishes to Fidelity CA Income a statement, dated as of the Closing Date, signed by an officer of Fidelity California Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan CA Income made in this Agreement are true and correct in all material respects and that Spartan CA Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan CA Income furnishes Fidelity CA Income with copies of the resolutions, certified by an officer of Fidelity California Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan CA Income;
 (c) That, on or prior to the Closing Date, Spartan CA Income will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan CA Income substantially all of Spartan CA Income's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan CA Income shall deliver to Fidelity CA Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan CA Income's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan CA Income's custodian shall deliver to Fidelity CA Income a certificate identifying the assets of Spartan CA Income held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity CA Income; (ii) Spartan CA Income's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan CA Income's transfer agent shall deliver to Fidelity CA Income at the Closing a certificate setting forth the number of shares of Spartan CA Income outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan CA Income calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity CA Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan CA Income;
 (h) That Spartan CA Income delivers to Fidelity CA Income a certificate of an officer of Fidelity California Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan CA Income's financial position since February 28, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan CA Income shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan CA Income or its transfer agent by Fidelity CA Income or its agents shall have revealed otherwise, Spartan CA Income shall have taken all actions that in the opinion of Fidelity CA Income are necessary to remedy any prior failure on the part of Spartan CA Income to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN CA INCOME.
 (a) That Fidelity CA Income shall have executed and delivered to Spartan CA Income an Assumption of Liabilities, certified by an officer of Fidelity California Municipal Trust, dated as of the Closing Date pursuant to which Fidelity CA Income will assume all of the liabilities of Spartan CA Income existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity CA Income furnishes to Spartan CA Income a statement, dated as of the Closing Date, signed by an officer of Fidelity California Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity CA Income made in this Agreement are true and correct in all material respects, and Fidelity CA Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan CA Income shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan CA Income and Fidelity CA Income, to the effect that the Fidelity CA Income Shares are duly authorized and upon delivery to Spartan CA Income as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity CA Income (except as disclosed in Spartan CA Income's Statement of Additional Information) and no shareholder of Fidelity CA Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INCOME AND SPARTAN CA INCOME.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan CA Income;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity CA Income or Spartan CA Income to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity CA Income or Spartan CA Income, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity CA Income and Spartan CA Income, threatened by the Commission; and
 (f) That Fidelity CA Income and Spartan CA Income shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity CA Income and Spartan CA Income that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan CA Income and Fidelity CA Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan CA Income upon the transfer of all of its assets to Fidelity CA Income in exchange solely for the Fidelity CA Income Shares and the assumption of Spartan CA Income's liabilities followed by the distribution of those Fidelity CA Income Shares to the shareholders of Spartan CA Income in liquidation of Spartan CA Income;
  (iii) No gain or loss will be recognized by Fidelity CA Income on the receipt of Spartan CA Income's assets in exchange solely for the Fidelity CA Income Shares and the assumption of Spartan CA Income's liabilities;
  (iv) The basis of Spartan CA Income's assets in the hands of Fidelity CA Income will be the same as the basis of such assets in Spartan CA Income's hands immediately prior to the Reorganization;
  (v) Fidelity CA Income's holding period in the assets to be received from Spartan CA Income will include Spartan CA Income's holding period in such assets;
  (vi) A Spartan CA Income shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan CA Income for the Fidelity CA Income Shares in the Reorganization;
  (vii) A Spartan CA Income shareholder's basis in the Fidelity CA Income Shares to be received by him or her will be the same as his or her basis in the Spartan CA Income shares exchanged therefor;
  (viii) A Spartan CA Income shareholder's holding period for his or her Fidelity CA Income Shares will include the holding period of Spartan CA Income shares exchanged, provided that those Spartan CA Income shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Spartan CA Income and Fidelity CA Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY CA INCOME AND SPARTAN CA INCOME.
 (a) Fidelity CA Income and Spartan CA Income each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan CA Income covenants that it is not acquiring the Fidelity CA Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan CA Income covenants that it will assist Fidelity CA Income in obtaining such information as Fidelity CA Income reasonably requests concerning the beneficial ownership of Spartan CA Income's shares; and
 (d) Spartan CA Income covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan CA Income will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity CA Income and Spartan CA Income may terminate this Agreement by mutual agreement. In addition, either Fidelity CA Income or Spartan CA Income may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Spartan CA Income or Fidelity CA Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity CA Income or Spartan CA Income; provided, however, that following the shareholders' meeting called by Spartan CA Income pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity CA Income Shares to be paid to Spartan CA Income shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of the Declaration of Trust of each fund, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such fund. Each fund agrees that its obligations hereunder apply only to such fund and not to its shareholders individually or to the Trustees of such fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 6th day of June, 1997 by and between Spartan California Intermediate Municipal Income Fund (Spartan CA Intermediate) and Fidelity California Municipal Income Fund (Fidelity CA Income), funds of Fidelity California Municipal Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan California Intermediate Municipal Income Fund and Fidelity California Municipal Income Fund may be referred to herein collectively as the "funds" or each individually as the "fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan CA Intermediate to Fidelity CA Income solely in exchange for shares of beneficial interest in Fidelity CA Income (the Fidelity CA Income Shares) and the assumption by Fidelity CA Income of Spartan CA Intermediate's liabilities; and (b) the constructive distribution of such shares by Spartan CA Intermediate PRO RATA to its shareholders in complete liquidation and termination of Spartan CA Intermediate in exchange for all of Spartan CA Intermediate's outstanding shares. Spartan CA Intermediate shall receive shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Spartan CA Intermediate on the Closing Date (as defined in Section 6), which Spartan CA Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN CA INTERMEDIATE.
 Spartan CA Intermediate represents and warrants to and agrees with Fidelity CA Income that:
 (a) Spartan CA Intermediate is a series of Fidelity California Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity California Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan CA Intermediate dated April 19, 1997, previously furnished to Fidelity CA Income, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan CA Intermediate, threatened against Spartan CA Intermediate which assert liability on the part of Spartan CA Intermediate. Spartan CA Intermediate knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan CA Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan CA Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan CA Intermediate is a party or by which Spartan CA Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan CA Intermediate is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan CA Intermediate at February 28, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity CA Income. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the fund's financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan CA Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1997 and those incurred in the ordinary course of Spartan CA Intermediate's business as an investment company since February 28, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity California Municipal Trust on Form N-14 relating to the shares of Fidelity CA Income issuable hereunder and the proxy statement of Spartan CA Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan CA Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan CA Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan CA Intermediate (other than this Agreement) will be terminated without liability to Spartan CA Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan CA Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan CA Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Spartan CA Intermediate's officers, are required to be filed by Spartan CA Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan CA Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan CA Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan CA Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan CA Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity CA Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan CA Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan CA Intermediate to be transferred to Fidelity CA Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan CA Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity CA Income will acquire Spartan CA Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity CA Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan CA Intermediate, and this Agreement constitutes a valid and binding obligation of Spartan CA Intermediate enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY CA INCOME.
 Fidelity CA Income represents and warrants to and agrees with Spartan CA Intermediate that:
 (a) Fidelity CA Income is a series of Fidelity California Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity California Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity CA Income, dated April 19, 1997, previously furnished to Spartan CA Intermediate did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity CA Income, threatened against Fidelity CA Income which assert liability on the part of Fidelity CA Income. Fidelity CA Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity CA Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity CA Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity CA Income is a party or by which Fidelity CA Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity CA Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity CA Income at February 28, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Spartan CA Intermediate. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity CA Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1997 and those incurred in the ordinary course of Fidelity CA Income's business as an investment company since February 28, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity CA Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity CA Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity CA Income's officers, are required to be filed by Fidelity CA Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity CA Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity CA Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on February 28, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity CA Income to be issued to Spartan CA Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the fund's Statement of Additional Information) by Fidelity CA Income, and no shareholder of Fidelity CA Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity CA Income, and this Agreement constitutes a valid and binding obligation of Fidelity CA Income enforceable in accordance with its terms, subject to approval by the shareholders of Spartan CA Intermediate;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity CA Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity CA Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity CA Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity CA Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan CA Intermediate and to the other terms and conditions contained herein, Spartan CA Intermediate agrees to assign, sell, convey, transfer, and deliver to Fidelity CA Income as of the Closing Date all of the assets of Spartan CA Intermediate of every kind and nature existing on the Closing Date. Fidelity CA Income agrees in exchange therefor: (i) to assume all of Spartan CA Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan CA Intermediate the number of full and fractional shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Spartan CA Intermediate transferred hereunder, less the value of the liabilities of Spartan CA Intermediate, determined as provided for under Section 4.
 (b) The assets of Spartan CA Intermediate to be acquired by Fidelity CA Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims, chooses in action, and other property owned by Spartan CA Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan CA Intermediate on the Closing Date. Spartan CA Intermediate will pay or cause to be paid to Fidelity CA Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity CA Income hereunder, and Fidelity CA Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan CA Intermediate to be assumed by Fidelity CA Income shall include (except as otherwise provided for herein) all of Spartan CA Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan CA Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Spartan CA Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity CA Income Shares in exchange for such shareholders' shares of beneficial interest in Spartan CA Intermediate and Spartan CA Intermediate will be liquidated in accordance with Spartan CA Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the funds' transfer agent opening accounts on Fidelity CA Income's share transfer books in the names of the Spartan CA Intermediate shareholders and transferring the Fidelity CA Income Shares thereto. Each Spartan CA Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity CA Income Shares due that shareholder. All outstanding Spartan CA Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Spartan CA Intermediate's share transfer records. Fidelity CA Income shall not issue certificates representing the Fidelity CA Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan CA Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity CA Income Shares in a name other than that of the registered holder on Spartan CA Intermediate's books of the Spartan CA Intermediate shares constructively exchanged for the Fidelity CA Income Shares shall be paid by the person to whom such Fidelity CA Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity CA Income will deliver to Spartan CA Intermediate the number of Fidelity CA Income Shares having an aggregate net asset value equal to the value of the assets of Spartan CA Intermediate transferred hereunder less the liabilities of Spartan CA Intermediate, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity CA Income Shares to be delivered to Spartan CA Intermediate, the value of the assets of Spartan CA Intermediate transferred hereunder, and the value of the liabilities of Spartan CA Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity CA Income Shares shall be computed in the manner set forth in the then-current Fidelity CA Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan CA Intermediate shall be computed in the manner set forth in the then-current Spartan CA Intermediate Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan CA Intermediate and Fidelity CA Income.
5. FEES; EXPENSES.
 (a) Pursuant to Spartan CA Intermediate's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any merger-related expenses which may be attributable to Fidelity CA Income will be borne by Fidelity CA Income.
 (b) Each of Fidelity CA Income and Spartan CA Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on August 21, 1997, or at some other time, date, and place agreed to by Spartan CA Intermediate and Fidelity CA Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan CA Intermediate and the net asset value per share of Fidelity CA Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN CA INTERMEDIATE.
 (a) Spartan CA Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity CA Income as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan CA Intermediate.
 (b) Spartan CA Intermediate agrees that as soon as reasonably practicable after distribution of the Fidelity CA Income Shares, Spartan CA Intermediate shall be terminated as a series of Fidelity California Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan CA Intermediate shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INCOME.
 (a) That Spartan CA Intermediate furnishes to Fidelity CA Income a statement, dated as of the Closing Date, signed by an officer of Fidelity California Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan CA Intermediate made in this Agreement are true and correct in all material respects and that Spartan CA Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan CA Intermediate furnishes Fidelity CA Income with copies of the resolutions, certified by an officer of Fidelity California Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan CA Intermediate;
 (c) That, on or prior to the Closing Date, Spartan CA Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan CA Intermediate substantially all of Spartan CA Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan CA Intermediate shall deliver to Fidelity CA Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan CA Intermediate's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan CA Intermediate's custodian shall deliver to Fidelity CA Income a certificate identifying the assets of Spartan CA Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity CA Income; (ii) Spartan CA Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan CA Intermediate's transfer agent shall deliver to Fidelity CA Income at the Closing a certificate setting forth the number of shares of Spartan CA Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan CA Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity CA Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan CA Intermediate;
 (h) That Spartan CA Intermediate delivers to Fidelity CA Income a certificate of an officer of Fidelity California Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan CA Intermediate's financial position since February 28, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan CA Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan CA Intermediate or its transfer agent by Fidelity CA Income or its agents shall have revealed otherwise, Spartan CA Intermediate shall have taken all actions that in the opinion of Fidelity CA Income are necessary to remedy any prior failure on the part of Spartan CA Intermediate to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN CA INTERMEDIATE.
 (a) That Fidelity CA Income shall have executed and delivered to Spartan CA Intermediate an Assumption of Liabilities, certified by an officer of Fidelity California Municipal Trust, dated as of the Closing Date pursuant to which Fidelity CA Income will assume all of the liabilities of Spartan CA Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity CA Income furnishes to Spartan CA Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity California Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity CA Income made in this Agreement are true and correct in all material respects, and Fidelity CA Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan CA Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan CA Intermediate and Fidelity CA Income, to the effect that the Fidelity CA Income Shares are duly authorized and upon delivery to Spartan CA Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity CA Income (except as disclosed in Spartan CA Intermediate's Statement of Additional Information) and no shareholder of Fidelity CA Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INCOME AND SPARTAN CA
INTERMEDIATE.
 (a)That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan CA Intermediate;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity CA Income or Spartan CA Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity CA Income or Spartan CA Intermediate, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity CA Income and Spartan CA Intermediate, threatened by the Commission; and
 (f) That Fidelity CA Income and Spartan CA Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity CA Income and Spartan CA Intermediate that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan CA Intermediate and Fidelity CA Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan CA Intermediate upon the transfer of all of its assets to Fidelity CA Income in exchange solely for the Fidelity CA Income Shares and the assumption of Spartan CA Intermediate's liabilities followed by the distribution of those Fidelity CA Income Shares to the shareholders of Spartan CA Intermediate in liquidation of Spartan CA Intermediate;
  (iii) No gain or loss will be recognized by Fidelity CA Income on the receipt of Spartan CA Intermediate's assets in exchange solely for the Fidelity CA Income Shares and the assumption of Spartan CA Intermediate's liabilities;
  (iv) The basis of Spartan CA Intermediate's assets in the hands of Fidelity CA Income will be the same as the basis of such assets in Spartan CA Intermediate's hands immediately prior to the Reorganization;
  (v) Fidelity CA Income's holding period in the assets to be received from Spartan CA Intermediate will include Spartan CA Intermediate's holding period in such assets;
  (vi) A Spartan CA Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan CA Intermediate for the Fidelity CA Income Shares in the Reorganization;
  (vii) A Spartan CA Intermediate shareholder's basis in the Fidelity CA Income Shares to be received by him or her will be the same as his or her basis in the Spartan CA Intermediate shares exchanged therefor;
  (viii) A Spartan CA Intermediate shareholder's holding period for his or her Fidelity CA Income Shares will include the holding period of Spartan CA Intermediate shares exchanged, provided that those Spartan CA Intermediate shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Spartan CA Intermediate and Fidelity CA Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY CA INCOME AND SPARTAN CA INTERMEDIATE.
 (a) Fidelity CA Income and Spartan CA Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan CA Intermediate covenants that it is not acquiring the Fidelity CA Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan CA Intermediate covenants that it will assist Fidelity CA Income in obtaining such information as Fidelity CA Income reasonably requests concerning the beneficial ownership of Spartan CA Intermediate's shares; and
 (d) Spartan CA Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan CA Intermediate will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity CA Income and Spartan CA Intermediate may terminate this Agreement by mutual agreement. In addition, either Fidelity CA Income or Spartan CA Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Spartan CA Intermediate or Fidelity CA Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity CA Income or Spartan CA Intermediate; provided, however, that following the shareholders' meeting called by Spartan CA Intermediate pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity CA Income Shares to be paid to Spartan CA Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of the Declaration of Trust of each fund, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each fund as trustees and not individually and that the obligations of each fund under this instrument are not binding upon any of such fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such fund. Each fund agrees that its obligations hereunder apply only to such fund and not to its shareholders individually or to the Trustees of such fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
EXHIBIT 3
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 6th day of June, 1997 by and between Fidelity California Insured Municipal Income Fund (Fidelity CA Insured) and Fidelity California Municipal Income Fund (Fidelity CA Income), funds of Fidelity California Municipal Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity California Insured Municipal Income Fund and Fidelity California Municipal Income Fund may be referred to herein collectively as the "funds" or each individually as the "fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Fidelity CA Insured to Fidelity CA Income solely in exchange for shares of beneficial interest in Fidelity CA Income (the Fidelity CA Income Shares) and the assumption by Fidelity CA Income of Fidelity CA Insured's liabilities; and (b) the constructive distribution of such shares by Fidelity CA Insured PRO RATA to its shareholders in complete liquidation and termination of Fidelity CA Insured in exchange for all of Fidelity CA Insured's outstanding shares. Fidelity CA Insured shall receive shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Fidelity CA Insured on the Closing Date (as defined in Section 6), which Fidelity CA Insured shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF FIDELITY CA INSURED.
 Fidelity CA Insured represents and warrants to and agrees with Fidelity CA Income that:
 (a) Fidelity CA Insured is a series of Fidelity California Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity California Municipal Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity CA Insured dated April 19, 1997, previously furnished to Fidelity CA Income, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity CA Insured, threatened against Fidelity CA Insured which assert liability on the part of Fidelity CA Insured. Fidelity CA Insured knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity CA Insured is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity CA Insured, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity CA Insured is a party or by which Fidelity CA Insured is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Fidelity CA Insured is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity CA Insured at February 28, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity CA Income. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the fund's financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity CA Insured has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1997 and those incurred in the ordinary course of Fidelity CA Insured's business as an investment company since February 28, 1997;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity California Municipal Trust on Form N-14 relating to the shares of Fidelity CA Income issuable hereunder and the proxy statement of Fidelity CA Insured included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Fidelity CA Insured (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Fidelity CA Insured, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Fidelity CA Insured (other than this Agreement) will be terminated without liability to Fidelity CA Insured prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity CA Insured of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Fidelity CA Insured has filed or will file all federal and state tax returns which, to the knowledge of Fidelity CA Insured's officers, are required to be filed by Fidelity CA Insured and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity CA Insured's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Fidelity CA Insured has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Fidelity CA Insured are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Fidelity CA Insured will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity CA Income in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Fidelity CA Insured will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Fidelity CA Insured to be transferred to Fidelity CA Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Fidelity CA Insured's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity CA Income will acquire Fidelity CA Insured's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity CA Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity CA Insured, and this Agreement constitutes a valid and binding obligation of Fidelity CA Insured enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY CA INCOME.
 Fidelity CA Income represents and warrants to and agrees with Fidelity CA Insured that:
 (a) Fidelity CA Income is a series of Fidelity California Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity California Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity CA Income, dated April 19, 1997, previously furnished to Fidelity CA Insured did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity CA Income, threatened against Fidelity CA Income which assert liability on the part of Fidelity CA Income. Fidelity CA Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity CA Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity CA Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity CA Income is a party or by which Fidelity CA Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity CA Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity CA Income at February 28, 1997, have been audited by Price Waterhouse LLP, independent accountants, and have been furnished to Fidelity CA Insured. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity CA Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1997 and those incurred in the ordinary course of Fidelity CA Income's business as an investment company since February 28, 1997;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity CA Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Fidelity CA Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity CA Income's officers, are required to be filed by Fidelity CA Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity CA Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Fidelity CA Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on February 28, 1998;
 (k) As of the Closing Date, the shares of beneficial interest of Fidelity CA Income to be issued to Fidelity CA Insured will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the fund's Statement of Additional Information) by Fidelity CA Income, and no shareholder of Fidelity CA Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity CA Income, and this Agreement constitutes a valid and binding obligation of Fidelity CA Income enforceable in accordance with its terms, subject to approval by the shareholders of Fidelity CA Insured;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity CA Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity CA Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Fidelity CA Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Fidelity CA Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Fidelity CA Insured and to the other terms and conditions contained herein, Fidelity CA Insured agrees to assign, sell, convey, transfer, and deliver to Fidelity CA Income as of the Closing Date all of the assets of Fidelity CA Insured of every kind and nature existing on the Closing Date. Fidelity CA Income agrees in exchange therefor: (i) to assume all of Fidelity CA Insured's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Fidelity CA Insured the number of full and fractional shares of Fidelity CA Income having an aggregate net asset value equal to the value of the assets of Fidelity CA Insured transferred hereunder, less the value of the liabilities of Fidelity CA Insured, determined as provided for under
Section 4.
 (b) The assets of Fidelity CA Insured to be acquired by Fidelity CA Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims, chooses in action, and other property owned by Fidelity CA Insured, and any deferred or prepaid expenses shown as an asset on the books of Fidelity CA Insured on the Closing Date. Fidelity CA Insured will pay or cause to be paid to Fidelity CA Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity CA Income hereunder, and Fidelity CA Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Fidelity CA Insured to be assumed by Fidelity CA Income shall include (except as otherwise provided for herein) all of Fidelity CA Insured's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Fidelity CA Insured agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Fidelity CA Insured will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity CA Income Shares in exchange for such shareholders' shares of beneficial interest in Fidelity CA Insured and Fidelity CA Insured will be liquidated in accordance with Fidelity CA Insured's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the funds' transfer agent opening accounts on Fidelity CA Income's share transfer books in the names of the Fidelity CA Insured shareholders and transferring the Fidelity CA Income Shares thereto. Each Fidelity CA Insured shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity CA Income Shares due that shareholder. All outstanding Fidelity CA Insured shares, including any represented by certificates, shall simultaneously be canceled on Fidelity CA Insured's share transfer records. Fidelity CA Income shall not issue certificates representing the Fidelity CA Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Fidelity CA Insured is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Fidelity CA Income Shares in a name other than that of the registered holder on Fidelity CA Insured's books of the Fidelity CA Insured shares constructively exchanged for the Fidelity CA Income Shares shall be paid by the person to whom such Fidelity CA Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Fidelity CA Income will deliver to Fidelity CA Insured the number of Fidelity CA Income Shares having an aggregate net asset value equal to the value of the assets of Fidelity CA Insured transferred hereunder less the liabilities of Fidelity CA Insured, determined as provided in this Section 4.
 (c) The net asset value per share of the Fidelity CA Income Shares to be delivered to Fidelity CA Insured, the value of the assets of Fidelity CA Insured transferred hereunder, and the value of the liabilities of Fidelity CA Insured to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Fidelity CA Income Shares shall be computed in the manner set forth in the then-current Fidelity CA Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Fidelity CA Insured shall be computed in the manner set forth in the then-current Fidelity CA Insured Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Fidelity CA Insured and Fidelity CA Income.
5. FEES; EXPENSES.
 (a) Fidelity CA Insured shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable. Any merger-related expenses which may be attributable to Fidelity CA Income will be borne by Fidelity CA Income.
 (b) Each of Fidelity CA Income and Fidelity CA Insured represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on August 28, 1997, or at some other time, date, and place agreed to by Fidelity CA Insured and Fidelity CA Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Fidelity CA Insured and the net asset value per share of Fidelity CA Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF FIDELITY CA INSURED.
 (a) Fidelity CA Insured agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity CA Income as herein provided, adopting this Agreement, and authorizing the liquidation of Fidelity CA Insured.
 (b) Fidelity CA Insured agrees that as soon as reasonably practicable after distribution of the Fidelity CA Income Shares, Fidelity CA Insured shall be terminated as a series of Fidelity California Municipal Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Fidelity CA Insured shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INCOME.
 (a) That Fidelity CA Insured furnishes to Fidelity CA Income a statement, dated as of the Closing Date, signed by an officer of Fidelity California Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity CA Insured made in this Agreement are true and correct in all material respects and that Fidelity CA Insured has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Fidelity CA Insured furnishes Fidelity CA Income with copies of the resolutions, certified by an officer of Fidelity California Municipal Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity CA Insured;
 (c) That, on or prior to the Closing Date, Fidelity CA Insured will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Fidelity CA Insured substantially all of Fidelity CA Insured's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Fidelity CA Insured shall deliver to Fidelity CA Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Fidelity CA Insured's behalf by its Treasurer or Assistant Treasurer;
 (e) That Fidelity CA Insured's custodian shall deliver to Fidelity CA Income a certificate identifying the assets of Fidelity CA Insured held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity CA Income; (ii) Fidelity CA Insured's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Fidelity CA Insured's transfer agent shall deliver to Fidelity CA Income at the Closing a certificate setting forth the number of shares of Fidelity CA Insured outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Fidelity CA Insured calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity CA Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Fidelity CA Insured;
 (h) That Fidelity CA Insured delivers to Fidelity CA Income a certificate of an officer of Fidelity California Municipal Trust, dated as of the Closing Date, that there has been no material adverse change in Fidelity CA Insured's financial position since February 28, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Fidelity CA Insured shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Fidelity CA Insured or its transfer agent by Fidelity CA Income or its agents shall have revealed otherwise, Fidelity CA Insured shall have taken all actions that in the opinion of Fidelity CA Income are necessary to remedy any prior failure on the part of Fidelity CA Insured to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INSURED.
 (a) That Fidelity CA Income shall have executed and delivered to Fidelity CA Insured an Assumption of Liabilities, certified by an officer of Fidelity California Municipal Trust, dated as of the Closing Date pursuant to which Fidelity CA Income will assume all of the liabilities of Fidelity CA Insured existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Fidelity CA Income furnishes to Fidelity CA Insured a statement, dated as of the Closing Date, signed by an officer of Fidelity California Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity CA Income made in this Agreement are true and correct in all material respects, and Fidelity CA Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Fidelity CA Insured shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Fidelity CA Insured and Fidelity CA Income, to the effect that the Fidelity CA Income Shares are duly authorized and upon delivery to Fidelity CA Insured as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity CA Income (except as disclosed in Fidelity CA Insured's Statement of Additional Information) and no shareholder of Fidelity CA Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF FIDELITY CA INCOME AND FIDELITY CA
INSURED.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity CA Insured;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity CA Income or Fidelity CA Insured to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity CA Income or Fidelity CA Insured, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity CA Income and Fidelity CA Insured, threatened by the Commission; and
 (f) That Fidelity CA Income and Fidelity CA Insured shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity CA Income and Fidelity CA Insured that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Fidelity CA Insured and Fidelity CA Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Fidelity CA Insured upon the transfer of all of its assets to Fidelity CA Income in exchange solely for the Fidelity CA Income Shares and the assumption of Fidelity CA Insured's liabilities followed by the distribution of those Fidelity CA Income Shares to the shareholders of Fidelity CA Insured in liquidation of Fidelity CA Insured;
  (iii) No gain or loss will be recognized by Fidelity CA Income on the receipt of Fidelity CA Insured's assets in exchange solely for the Fidelity CA Income Shares and the assumption of Fidelity CA Insured's liabilities;
  (iv) The basis of Fidelity CA Insured's assets in the hands of Fidelity CA Income will be the same as the basis of such assets in Fidelity CA Insured's hands immediately prior to the Reorganization;
  (v) Fidelity CA Income's holding period in the assets to be received from Fidelity CA Insured will include Fidelity CA Insured's holding period in such assets;
  (vi) A Fidelity CA Insured shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Fidelity CA Insured for the Fidelity CA Income Shares in the Reorganization;
  (vii) A Fidelity CA Insured shareholder's basis in the Fidelity CA Income Shares to be received by him or her will be the same as his or her basis in the Fidelity CA Insured shares exchanged therefor;
  (viii) A Fidelity CA Insured shareholder's holding period for his or her Fidelity CA Income Shares will include the holding period of Fidelity CA Insured shares exchanged, provided that those Fidelity CA Insured shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Fidelity CA Insured and Fidelity CA Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF FIDELITY CA INCOME AND FIDELITY CA INSURED.
 (a) Fidelity CA Income and Fidelity CA Insured each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Fidelity CA Insured covenants that it is not acquiring the Fidelity CA Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Fidelity CA Insured covenants that it will assist Fidelity CA Income in obtaining such information as Fidelity CA Income reasonably requests concerning the beneficial ownership of Fidelity CA Insured's shares; and
 (d) Fidelity CA Insured covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Fidelity CA Insured will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Fidelity CA Income and Fidelity CA Insured may terminate this Agreement by mutual agreement. In addition, either Fidelity CA Income or Fidelity CA Insured may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Fidelity CA Insured or Fidelity CA Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity CA Income or Fidelity CA Insured; provided, however, that following the shareholders' meeting called by Fidelity CA Insured pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity CA Income Shares to be paid to Fidelity CA Insured shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of the Declaration of Trust of each fund, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each fund as trustees and not individually and that the obligations of each fund under this instrument are not binding upon any of such fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such fund. Each fund agrees that its obligations hereunder apply only to such fund and not to its shareholders individually or to the Trustees of such fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED









SC-pxs-0697 CUSIP#316061506/FUND#456
 CUSIP#316061605/FUND#432
 CUSIP#316061308/FUND#403

(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
I am writing to ask you for your vote in important proposals to merge Spartan California Municipal Income Fund (Spartan CA Income), Spartan California Intermediate Municipal Income Fund (Spartan CA Intermediate), and Fidelity California Insured Municipal Income Fund (Fidelity CA Insured) into Fidelity California Municipal Income Fund (Fidelity CA Income). A shareholder meeting will be held on August 4, 1997 and votes submitted in time to be counted at the meeting will decide whether the mergers take place. This package contains information about the proposals and includes all the materials you will need to vote by mail.
Each fund's Board of Trustees has reviewed the proposed mergers and recommends presenting proposals to shareholders to approve the merger of each of the funds into Fidelity CA Income. Each fund votes separately on the merger proposals.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees determined that the mergers are in shareholders' best interest. However, the final decision is up to you.
Please take the time to read the enclosed materials and cast your vote on the proxy card promptly. The matters to be voted on are important and directly affect your investment. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
The mergers would give shareholders of Spartan CA Income, Spartan CA Intermediate, and Fidelity CA Insured the opportunity to participate in a larger fund with similar investment policies. The surviving fund would also have lower expenses guaranteed for a period of more than two years. We have attached a Q&A to assist you in understanding the proposals. The enclosed materials include a detailed description of the funds and the proposed mergers.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
Important information to help you understand the proposals that you are being asked to vote on
PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS, PLEASE CALL US AT 1-800-544-8888. WE APPRECIATE YOU PLACING YOUR TRUST IN FIDELITY AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND
(small solid bullet) To approve a merger of Spartan California Municipal Income Fund into Fidelity California Municipal Income Fund. (Proposal 1) SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND
(small solid bullet) To approve a merger of Spartan California Intermediate Municipal Income Fund into Fidelity California Municipal Income Fund. (Proposal 2)
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND
(small solid bullet) To approve a merger of Fidelity California Insured Municipal Income Fund into Fidelity California Municipal Income Fund. (Proposal 3)
Each fund votes separately on the merger proposals. It will not be necessary for all three proposals to be approved for any one of them to take place.
WHAT IS THE REASON FOR AND ADVANTAGES OF THESE MERGERS?
Fidelity believes it can offer you a simpler and more efficient California product line if the four funds are combined into one. Shareholders would benefit from the more efficient product line through lower expenses, guaranteed for more than two years.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
All four funds are California municipal bond funds that seek double tax-free income for California residents. Generally speaking, Fidelity CA Income has a broader investment mandate than Spartan CA Intermediate or Fidelity CA Insured.
SPARTAN CA INCOME and Fidelity CA Income have identical investment policies.
SPARTAN CA INTERMEDIATE maintains a shorter average maturity and has less interest rate sensitivity than Fidelity CA Income.
FIDELITY CA INSURED is required to invest at least 65% of its assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Fidelity CA Income does not have a required level for investments in insured bonds.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
Jonathan Short currently manages all four funds and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE?
All four funds currently have the same expenses, equal to 0.55% of their assets per year. The combined fund's expenses would be lower through December 31, 1999, at 0.53%.
Although the funds' expenses are currently the same, they have different contracts with Fidelity. SPARTAN CA INCOME and SPARTAN CA INTERMEDIATE each pay an "all-inclusive" management fee to Fidelity Management & Research Company (FMR) at a rate of 0.55% of average net assets which covers substantially all fund expenses.
FIDELITY CA INSURED and FIDELITY CA INCOME have an expense structure that charges separately for management fees and other operating expenses. As of April 1, 1997, FMR has voluntarily agreed to reimburse these two funds to the extent that the total operating expenses exceed 0.55% of average net assets.
If any or all of the mergers are approved, the combined fund will retain Fidelity CA Income's current expense structure. However, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999. This represents an expense reduction of 0.02% of the fund's average net assets per year. After that date, the combined fund's expenses could increase.
WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE MERGERS ARE COMPLETE? Upon approval of the Spartan CA Income merger, the combined fund's name will be changed to Spartan California Municipal Income Fund.
WHAT HAPPENS IF THE PROPOSAL FOR MY FUND IS NOT APPROVED?
If quorum is not reached by the time of the Shareholder Meeting (August 4,
1997), the meeting may be adjourned to permit further solicitation of proxy votes. If the proposal to merge your fund is not approved by shareholders, your fund will reopen to new accounts.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
The mergers will not be a taxable event (i.e., no gain or loss will be recognized) to any of the funds or their shareholders.
WHAT WILL BE THE SIZE OF FIDELITY CA INCOME AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If all three proposals pass, the combined fund will have over $1 billion in assets. For calendar year 1995, Fidelity CA Income returned 19.17% compared with 17.45% for the Lehman Brothers Municipal Bond Index. For calendar year 1996, the fund returned 4.76% compared with 4.43% for the Lehman Brothers Municipal Bond Index.
HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY CA INCOME THAT I WILL RECEIVE?
As of 4 P.M. Eastern Time on the Closing Date of each merger, shareholders will receive the number of full and fractional shares of Fidelity CA Income that is equal in value to the aggregate net asset value of their shares on that date. Closing Dates for each fund are listed below:
FUND                      MERGES INTO          CLOSING DATE

Spartan CA Income         Fidelity CA Income   August 14, 1997

Spartan CA Intermediate   Fidelity CA Income   August 21, 1997

Fidelity CA Insured       Fidelity CA Income   August 28, 1997

The Shareholder Meetings could be adjourned, or if other circumstances arise, the Closing Date may be adjusted.
WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF FIDELITY CA INCOME? The net asset value per share of Fidelity CA Income will not be changed by the merger.
WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?
Fidelity offers Fidelity California Municipal Money Market Fund, a money market fund that invests in high quality, short-term municipal securities and seeks current income exempt from federal and California state personal income tax. As a money market fund, it seeks to maintain a stable net asset value. The total return on Fidelity California Municipal Money Market Fund for calendar 1996 was 2.90%.
Additional California municipal bond funds are available through Fidelity by calling FundsNetwork at 1-800-544-9697.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-544-8888.
(registered trademark)
SC-PXL-0597
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY CALIFORNIA MUNICIPAL TRUST: SPARTAN CALIFORNIA MUNICIPAL INCOME
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d    and     Arthur S. Loring, or any one or more of them,
attorneys, with full power of substitution, to vote all shares of Fidelity California Municipal Trust: Spartan California Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 4, 1997 at 9:00 a.m Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316061506/fund# 456

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan California Municipal Income Fund
     and Fidelity California Municipal Income Fund,
     another fund of the trust, providing for the transfer of
     all of the assets of Spartan California Municipal
     Income Fund to Fidelity California Municipal Income
     Fund in exchange solely for shares of beneficial
     interest of Fidelity California Municipal Income Fund
     and the assumption by Fidelity California Municipal
     Income Fund of Spartan California Municipal Income
     Fund's liabilities, followed by the distribution of
     Fidelity California Municipal Income Fund shares to
     shareholders of Spartan California Municipal Income
     Fund in liquidation of Spartan California Municipal
     Income Fund.


   SCL    -PXC-0697    cusip # 316061506/fund# 456
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY CALIFORNIA MUNICIPAL TRUST: SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d    and     Arthur S. Loring, or any one or more of them,
attorneys, with full power of substitution, to vote all shares of Fidelity California Municipal Trust: Spartan California Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 4, 1997 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316061605/fund# 432

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

2.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     between Spartan California Intermediate Municipal
     Income Fund and Fidelity California Municipal
     Income Fund, another fund of the trust, providing for
     the transfer of all of the assets of Spartan California
     Intermediate Municipal Income Fund to Fidelity
     California Municipal Income Fund in exchange solely
     for shares of beneficial interest of Fidelity California
     Municipal Income Fund and the assumption by
     Fidelity California Municipal Income Fund of Spartan
     California Intermediate Municipal Income Fund's
     liabilities, followed by the distribution of Fidelity
     California Municipal Income Fund shares to
     shareholders of Spartan California Intermediate
     Municipal Income Fund in liquidation of Spartan
     California Intermediate Municipal Income Fund.


SCI-PXC-0697    cusip # 316061605/fund# 432
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY CALIFORNIA MUNICIPAL TRUST: FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d    and     Arthur S. Loring, or any one or more of them,
attorneys, with full power of substitution, to vote all shares of Fidelity California Municipal Trust: Fidelity California Insured Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 4, 1997 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316061308/fund# 403

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

3.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     between Fidelity California Insured Municipal
     Income Fund and Fidelity California Municipal
     Income Fund, another fund of the trust, providing for
     the transfer of all of the assets of Fidelity California
     Insured Municipal Income Fund to Fidelity California
     Municipal Income Fund in exchange solely for shares
     of beneficial interest of Fidelity California Municipal
     Income Fund and the assumption by Fidelity
     California Municipal Income Fund of Fidelity
     California Insured Municipal Income Fund's
     liabilities, followed by the distribution of Fidelity
     California Municipal Income Fund shares to
     shareholders of Fidelity California Insured Municipal
     Income Fund in liquidation of Fidelity California
     Insured Municipal Income Fund.


   CFI    -PXC-0697    cusip # 316061308/fund# 403
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 19, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
CALIFORNIA MUNICIPAL MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

FIDELITY
CALIFORNIA
MUNICIPAL
FUNDS

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
CFR-pro-0497
Each of these funds seeks a high level of current income free from federal income tax and California state personal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND
(fund number 097, trading symbol FCFXX)
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND
(fund number 403, trading symbol FCXIX)
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND
(fund number 091, trading symbol FCTFX)
PROSPECTUS
APRIL 19, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. FMR Texas Inc. (FMR Texas), a subsidiary of FMR, chooses investments for Fidelity California Municipal Money Market Fund.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
CA MONEY MARKET
GOAL: High current tax-free income for California residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and California personal income tax.
SIZE: As of February 28, 1997, the fund had over $819 million in assets.
CA INSURED
GOAL: High current tax-free income for California residents.
STRATEGY: Invests mainly in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest, and whose interest is free from federal income tax and California personal income tax.
SIZE: As of February 28, 1997, the fund had over $205 million in assets.
CA INCOME
GOAL: High current tax-free income for California residents.
STRATEGY: Invests mainly in investment-grade municipal securities whose interest is free from federal income tax and California personal income tax.
SIZE: As of February 28, 1997, the fund had over $485 million in assets. WHO MAY WANT TO INVEST
The Board of Trustees of Fidelity California Municipal Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity California Insured Municipal Income Fund and Fidelity California Municipal Income Fund, a fund of Fidelity California Municipal Trust. The Agreement will be presented to Fidelity California Insured Municipal Income shareholders for their vote of approval or disapproval at a special meeting to be held on August 4, 1997. If the proposal is approved by a majority of the fund's shareholders and certain conditions required by the Agreement are satisfied, the reorganization is expected to become effective on or about August 28, 1997.
Effective the close of business on February 28, 1997, California Insured Municipal Income Fund was closed to new accounts. Only shareholders of the fund on or prior to that date, including participants in an employee benefit plan which offered the fund on or prior to that date (except participants in an employee benefit plan for which an affiliate of FMR maintains the accounts at the participant level other than pursuant to a recordkeeping agreement), can continue to purchase shares of the fund. These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and California income taxes. Each fund's level of risk and potential reward, depend on the quality and maturity of its investments. California Money Market is managed to keep its share price stable at $1.00. California Insured and California Income with their broader range of investments, have the potential for higher yields, but also carry a higher degree of risk. The insured fund provides a high degree of credit quality because insurance covers the timely payment of interest and principal. However, insurance does not guarantee the market value of a security or the insured fund's share price. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of California Insured and California Income, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus are
in the INCOME category,
except for California Money
Market, which is in the
MONEY MARKET category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See
"Transaction Details," page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases                            None
and reinvested distributions

Deferred sales charge on redemptions                         None

Exchange fee                                                 None

Annual account maintenance fee (for accounts under $2,500)   $12.0
                                                             0

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including this reduction, the total operating expenses presented in the table would have been 0.61% for California Money Market.
CA MONEY MARKET
Management fee                  0.39
                                %

12b-1 fee                       None

Other expenses                  0.23
                                %

Total fund operating expenses   0.62
                                %

CA INSURED
Management fee (after reimbursement)   0.34
                                       %

12b-1 fee                              None

Other expenses                         0.21
                                       %

Total fund operating expenses          0.55
(after reimbursement)                  %

CA INCOME
Management fee (after reimbursement)   0.37
                                       %

12b-1 fee                              None

Other expenses                         0.18
                                       %

Total fund operating expenses          0.55
(after reimbursement)                  %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
CA MONEY MARKET
After 1 year     $ 6

After 3 years    $ 20

After 5 years    $ 35

After 10 years   $ 77

CA INSURED
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

CA INCOME
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap for California Insured and California Income. FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses exceed 0.55% of its average net assets. If these agreements were not in effect, the management fee and total operating expenses would have been 0.39%, and 0.60%, respectively, for California Insured and 0.39% and 0.57%, respectively, for California Income. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by Price Waterhouse LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
CALIFORNIA MUNICIPAL MONEY MARKET FUND

1.Selected Per-Share Data and
Ratios

2.Years ended                    1997      1996     1995     1994     1993D     1992     1991     1990     1989C     1988C
February 28                                E                                    C        C        C

3.Net asset value,               $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
beginning of period              0         0        0        0        0         0        0        0        0         0

4.Income from                     .029      .032     .026     .020     .019      .035     .047     .054     .052      .042
Investment
Operations
 Net interest
 income

5.Less Distributions              (.029)    (.032    (.026    (.020    (.019)    (.035    (.047    (.054    (.052)    (.042)
 From net interest                         )        )        )                  )        )        )
 income

6.Net asset value,               $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
end of period                    0         0        0        0        0         0        0        0        0         0

7.Total returnB                   2.90%     3.21     2.60     1.97     1.92%     3.59     4.85     5.53     5.36%     4.27%
                                           %        %        %                  %        %        %

8.Net assets, end                $ 820     $ 733    $ 675    $ 612    $ 568     $ 557    $ 539    $ 624    $ 736     $ 547
of period (In
millions)

9.Ratio of expenses               .62%      .64%     .62%     .64%     .62%      .63%     .61%     .60%     .53%F     .58%F
to average net                                                        A
assets

10.Ratio of                       .61%G     .64%     .62%     .64%     .62%      .63%     .61%     .60%     .53%      .58%
expenses to                                                           A                                    F         F
average net assets
after expense
reductions

11.Ratio of net                   2.86%     3.17     2.58     1.95     2.29%     3.50     4.75     5.42     5.31%     4.17%
interest income to                         %        %        %        A         %        %        %
average net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C YEARS ENDED APRIL 30
D MAY 1, 1992 TO FEBRUARY 28, 1993
E YEAR ENDED FEBRUARY 29
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
CALIFORNIA INSURED MUNICIPAL INCOME FUND

12.Selected Per-Share Data and
Ratios

13.Years ended                   1997      1996E     1995      1994F     1993D     1992C     1991C     1990     1989C     1988C
February 28                                                                                            C

14.Net asset value,              $ 10.3    $ 9.84    $ 10.7    $ 11.0    $ 10.1    $ 9.74    $ 9.37    $ 9.5    $ 9.20    $ 9.28
beginning of period              30        0         40        30        00        0         0         90       0         0

15.Income from                    .524      .517      .558      .589      .492      .603      .605      .618     .610      .611
Investment
Operations
 Net interest income

16. Net realized                  .022      .489      (.730)    (.090)    .930      .360      .370      (.220    .390      (.080)
and                                                                                                    )
 unrealized gain
 (loss)

17. Total from                    .546      1.006     (.172)    .499      1.422     .963      .975      .398     1.000     .531
  investment
 operations

18.Less                           (.525)    (.516)    (.558)    (.589)    (.492)    (.603)    (.605)    (.618    (.610)    (.611)
Distributions                                                                                          )
 From net interest
  income

19. From net                      (.001)    --        (.170)    (.200)    --        --        --        --       --        --
realized
 gain

20. Total                         (.526)    (.516)    (.728)    (.789)    (.492)    (.603)    (.605)    (.618    (.610)    (.611)
distributions                                                                                          )

21.Net asset value,              $ 10.3    $ 10.3    $ 9.84    $ 10.7    $ 11.0    $ 10.1    $ 9.74    $ 9.3    $ 9.59    $ 9.20
                                 50        30        0         40        30        00        0         70       0         0
end of period

22.Total returnB                  5.49      10.46     (1.30)    4.59      14.48     10.14     10.67     4.15     11.20     5.97
                                 %         %         %         %         %         %         %         %        %         %

23.Net assets, end               $ 206     $ 222     $ 217     $ 292     $ 275     $ 178     $ 114     $ 87     $ 69      $ 43
of period (In
millions)

24.Ratio of                       .60%      .60%      .59%      .48%      .63%      .66%      .72%      .75%     .83%      .65%
expenses to                                                    G         A                                                G
average net assets

25.Ratio of net                   5.00      5.31      5.71%     5.31      5.72      6.06      6.30      6.38     6.54      6.70
interest income to               %         %                   %         % A       %         %         %        %         %
average net assets

26.Portfolio                      16%       49%       32%       60%       27%       19%       14%       10%      32%       76%
turnover rate                                                            A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C YEARS ENDED APRIL 30
D MAY 1, 1992 TO FEBRUARY 28, 1993
E YEAR ENDED FEBRUARY 29
F EFFECTIVE MARCH 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
CALIFORNIA MUNICIPAL INCOME FUND

27.Selected Per-Share Data and
Ratios

28.Years ended                  1997      1996E     1995      1994F     1993D     1992C     1991C     1990C     1989C     1988C
February 28

29.Net asset value,             $ 11.7    $ 11.1    $ 12.1    $ 12.4    $ 11.5    $ 11.3    $ 10.9    $ 11.0    $ 10.6    $ 10.9
beginning of period             20        20        00        30        40        00        40        80        20        50

30.Income from                   .599      .625      .685      .719      .611      .744      .752      .756      .758      .760
Investment
Operations
 Net interest
income

31. Net realized                 .096      .597      (.830)    (.060)    .890      .240      .360      (.140)    .460      (.270)
and unrealized gain
(loss)

32. Total from                   .695      1.222     (.145)    .659      1.501     .984      1.112     .616      1.218     .490
 investment
 operations

33.Less                          (.602)    (.622)    (.685)    (.719)    (.611)    (.744)    (.752)    (.756)    (.758)    (.760)
Distributions
 From net interest
  income

34. From net                     (.003)    --        (.150)    (.270)    --        --        --        --        --        (.060)
realized
 gain

35. Total                        (.605)    (.622)    (.835)    (.989)    (.611)    (.744)    (.752)    (.756)    (.758)    (.820)
distributions

36.Net asset value,             $ 11.8    $ 11.7    $ 11.1    $ 12.1    $ 12.4    $ 11.5    $ 11.3    $ 10.9    $ 11.0    $ 10.6
end of period                   10        20        20        00        30        40        00        40        80        20

37.Total returnB                 6.16      11.25     (.91)     5.41      13.40     8.94      10.44     5.61      11.85     4.72
                                %         %         %         %         %         %         %         %         %         %

38.Net assets, end              $ 486     $ 498     $ 477     $ 575     $ 587     $ 529     $ 524     $ 514     $ 494     $ 399
of period (In
millions)

39.Ratio of                      .57%      .58%      .56%      .57%      .60%      .59%      .58%      .60%      .61%      .73%
expenses to                                                             A
average net assets

40.Ratio of net                  5.19      5.44      6.16      5.78      6.17      6.52      6.71      6.73      7.05      7.15
interest income to              %         %         %         %         % A       %         %         %         %         %
average net assets

41.Portfolio turnover            17%       37%       29%       44%       32%       23%       15%       34%       21%       52%
rate                                                                    A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C YEARS ENDED APRIL 30
D MAY 1, 1992 TO FEBRUARY 28, 1993
E YEAR ENDED FEBRUARY 29
F EFFECTIVE MARCH 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
Each fund's fiscal year runs from March 1 through February 28. The tables below show each fund's performance over past fiscal years with each bond fund's performance compared to different measures, including a comparative index and a competitive funds average for the bond funds and a measure of inflation for the money market fund. Data for the comparative indexes for California Insured and California Income is available only from June 30, 1993 to the present. The charts on page present calendar year performance for each bond fund.
       AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended                   Past 1   Past 5   Past 10
February 28, 1997                      year     years    years

California Money Market                 2.90%    2.62%    3.68%

Consumer Price Index                    3.03%    2.86%    3.64%

California Insured                      5.49%    6.85%    6.48%

Lehman Bros. CA Ins. 1-26 Yr. Muni.     5.24%    n/a      n/a
Bond Index

Lipper CA Ins. Muni. Funds Avg.         4.36%    7.34%    6.80%

California Income                       6.16%    7.10%    6.68%

Lehman Bros. CA Muni Bond Index         5.49%    n/a      n/a

Lipper CA Muni Debt Funds Avg.          4.81%    6.94%    6.67%

       CUMULATIVE TOTAL RETURNS
Fiscal periods ended                   Past 1   Past 5    Past 10
February 28, 1997                      year     years     years

California Money Market                 2.90%    13.80%    43.53%

Consumer Price Index                    3.03%    15.15%    43.01%

California Insured                      5.49%    39.24%    87.28%

Lehman Bros. CA Ins. 1-26 Yr. Muni.     5.24%    n/a       n/a
Bond Index

Lipper CA Ins. Muni Funds Avg.          4.36%    42.55%    93.12%

California Income                       6.16%    40.91%    90.87%

Lehman Bros. CA Muni Bond Index         5.49%    n/a       n/a

Lipper CA Muni Debt Funds Avg.          4.81%    39.94%    91.06%

EXPLANATION OF TERMS
YEAR-BY-YEAR TOTAL RETURNS

Calendar years     1987   1988   1989  1990  1991   1992  1993    1994    1995   1996
CALIFORNIA INSURED -4.48% 11.61% 8.76% 7.02% 10.96% 9.15% 13.82-% -10.24% 19.50% 3.84%
Lipper CA Ins.
Muni. Funds Avg.   -4.25% 11.45% 9.84% 6.90% 10.91% 9.36% 12.83%   -8.52% 19.21% 3.34%
Consumer Price
Index               4.43%  4.42% 4.65% 6.11%  3.06% 2.90%  2.75%    2.67%  2.54% 3.32%

Percentage (%)
Row: 1, Col: 1, Value: -4.48
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 11.61
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: 8.76
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: 7.02
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: 10.96
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: 9.15
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: 13.82
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: -10.24
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: 19.5
Row: 9, Col: 2, Value: nil
Row: 10, Col: 1, Value: 3.84
Row: 10, Col: 2, Value: nil
(LARGE SOLID BOX) California
Insured

YEAR-BY-YEAR TOTAL RETURNS

Calendar years                 1987   1988   1989  1990  1991   1992  1993    1994  1995   1996
CALIFORNIA INCOME              -3.67% 11.78% 9.67% 6.96% 10.16% 8.71% 13.43% -8.88% 19.17% 4.76%
Lipper CA Muni. Debt Funds Avg. 1.96% 10.99% 9.78% 6.50% 11.11% 8.39% 12.62% -7.59% 18.32% 3.65%
Consumer Price Index            4.43%  4.42% 4.65% 6.11%  3.06% 2.90%  2.75%  2.67%  2.54% 3.32%

Percentage (%)
Row: 1, Col: 1, Value: -3.67
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 11.78
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: 9.67
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: 6.96
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: 10.16
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: 8.709999999999999
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: 13.43
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: -8.880000000000001
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: 19.17
Row: 9, Col: 2, Value: nil
Row: 10, Col: 1, Value: 4.76
Row: 10, Col: 2, Value: nil
(LARGE SOLID BOX) California
Income

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond funds are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS CALIFORNIA INSURED 1-26 YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for insured California investment-grade municipal bonds with maturities between one and 26 years.
LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX is a total return performance benchmark for California investment-grade municipal bonds with maturities of at least one year.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper California Insured Municipal Funds Average for California Insured and the Lipper California Municipal Debt Funds Average for California Income, which currently reflect the performance of over 28 and 98 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales charges.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Fidelity California Municipal Money Market Fund is a non-diversified fund of Fidelity California Municipal Trust II, and Fidelity California Insured Municipal Income Fund and Fidelity California Municipal Income Fund are non-diversified funds of Fidelity California Municipal Trust. Both trusts are open-end management investment companies. Fidelity California Municipal Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity California Municipal Trust was organized as a Massachusetts business trust on April 28, 1983. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over 230
(solid bullet) Assets in Fidelity mutual funds: over $437 billion
(solid bullet) Number of shareholder
accounts: over 30 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 270
(checkmark)
The funds are managed by FMR, which chooses their investments and handles their business affairs. FMR Texas, located in Irving, Texas, has primary responsibility for providing investment management services for California Money Market.
Jonathan D. Short is manager of California Insured and California Income, both of which he has managed since March 1995. He also manages other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a. (UMB), is each fund's transfer agent, although it employs FSC to perform these functions for each fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT
APPROACH
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions. Money market funds follow industry-standard guidelines on the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds, FMR stresses preservation of capital, liquidity, and income. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys.
CALIFORNIA MUNICIPAL MONEY MARKET seeks high current income that is free from federal income tax and California personal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events. INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes, as well as uncertainties in the municipal market related to taxation of municipal securities or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the ranges of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
CALIFORNIA INSURED MUNICIPAL INCOME seeks high current income that is free from federal income tax and California personal income tax by investing primarily in municipal securities that are covered by insurance guaranteeing the timely payment of interest and principal.
The insurance coverage for the fund's investments is obtained either by the bond's issuer or underwriter, or purchased by the fund. The fund pays premiums for the insurance either directly or indirectly, which increases the credit safety of the fund's invesments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security or the fund's shares. As a result of the fund's emphasis on insured securities, the fund's performance will be affected by conditions affecting the insurance industry.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
CALIFORNIA MUNICIPAL INCOME seeks high current income that is free from federal income tax and California personal income tax by investing in investment-grade municipal securities under normal conditions.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
EACH FUND normally invests in municipal securities. FMR normally invests at least 65% of the money market fund's total assets in state municipal securities and so that at least 80% of the fund's income distributions are free from federal income tax. FMR normally invests at least 65% of the insured fund's total assets in municipal securities that are covered by insurance guaranteeing the timely payment of interest and principal. The balance, however, may be invested in other municipal securities, including uninsured municipal bonds. FMR will invest so that at least 80% of the fund's income distributions are free from both federal and California personal income taxes. FMR normally invests the income fund's assets so that at least 80% of the fund's income distributions are free from both federal and California personal income taxes. In addition, FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of California. California suffered a severe economic recession between 1990-93, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties, and other government agencies facing constraints in their own revenue collections. California's long-term credit rating stabilized after having been reduced in the past several years. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California municipal bonds. The funds differ primarily with respect to the quality or maturity of their investments and therefore their sensitivity to changes in economic and other financial conditions and interest rates. The money market fund seeks to provide income while maintaining a stable share price. The bond funds seek to provide a higher level of income by investing in a broader range of securities. As a result, the bond funds do not seek to maintain a stable share price. Although both bond funds normally invest in investment-grade securities, California Insured generally invests in higher quality securities as a result of its focus on insured securities. As of February 28, 1997, the dollar-weighted average maturity for California Insured and California Income was approximately 15.5 and 14.6 years, respectively. In addition, since the money market fund concentrates its investment in California municipal securities, an investment in the money market fund may be riskier than an investment in other types of money market funds.
FMR may use various investment techniques to hedge a portion of the bond funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond funds, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations and the bond funds do not expect to invest in state taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes in the financial condition of issuers.
RESTRICTIONS: California Insured invests only in investment-grade securities. A security is considered to be investment-grade if it is judged by FMR to be of equivalent quality to securities rated Baa or BBB or higher by Moody's Investors Service or Standard & Poor's, respectively. California Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co., or Fitch Investor Services, L.P., or is unrated but judged by FMR to be of equivalent quality. California Income may not invest in securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by municipalities, local and state governments, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result. MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of California or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives. ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by a municipal issuer. The value of these securities depends on many factors, including changes in market interest rates, the availability of information concerning the pool and its structure, prepayment expectations, the credit quality of the underlying assets, and the market's perception of the servicer of the loan pool, and any credit enhancement provided.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipal issuers to acquire land, equipment, or facilities. If the issuer stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The economic viability of a project or changes in tax incentives could affect the price of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security prices. These techniques may involve derivative transactions such as buying and selling options and futures contracts, swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The price of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: California Insured and California Income do not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects. California Insured may invest more than 25% of its assets in bonds insured by the same insurance company. BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval. CALIFORNIA MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with the preservation of capital. The fund will normally invest so that at least 80% of its income distributions are free from federal income tax.
CALIFORNIA INSURED MUNICIPAL INCOME seeks as high a level of current income, exempt from federal and California state personal income tax, available from investing primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. FMR will invest the fund's assets primarily in municipal bonds that are (1) insured under an insurance policy obtained by the issuer or underwriter; or
(2) insured under an insurance policy purchased by the fund. Insurance will be obtained from recognized insurers. The fund may invest in uninsured municipal obligations judged to be of quality equivalent to the four highest ratings assigned by Moody's and S&P (Baa, BBB, or better). Under normal market conditions, such uninsured obligations may not exceed 35% of the fund's assets. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and California state personal income taxes. During periods when FMR believes that California municipals that meet the fund's standards are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax-exempt.
CALIFORNIA MUNICIPAL INCOME seeks as high a level of current income, exempt from federal and California state personal income tax, available from investing primarily in municipal securities judged by FMR to be of investment-grade quality. The fund may invest up to one-third of its assets in lower-quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and California state personal income taxes. During periods when FMR believes that California municipals that meet the fund's standard are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax-exempt.
Each fund may borrow only for temporary or emergency purpose, but not in an amount exceeding 33 % of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for California Money Market. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For February 1997, the group fee rate was 0.14%. Each fund's individual fund fee rate is 0.25%. Each fund's total management fee rate for fiscal 1997 was 0.39%.
FMR Texas is California Money Market Fund's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FMR Texas 50% of its management fee (before expense reimbursements) for FMR Texas' services. FMR paid FMR Texas a fee equal to 0.20% of California Money Market Fund's average net assets for the fiscal year ended February 28, 1997.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
FSC performs many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans. In the fiscal year ended February 1997, FSC received fees equal to 0.21%, 0.17% and 0.16%, respectively, of California Money Market's, California Insured's and California Income's average net assets.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For the fiscal year ended February 1997, the portfolio turnover rates for California Insured and California Income were 16% and 17%, respectively. These rates vary from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account. You can choose California Money Market as your core account for your Fidelity Ultra Service Account(registered trademark) or FidelityPlusSM brokerage account. You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. California Money Market is managed to keep its share price stable at $1.00. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time. Shares of California Insured are offered to current shareholders only.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
FOR THE MONEY MARKET FUND
TO OPEN AN ACCOUNT  $5,000
TO ADD TO AN ACCOUNT  $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
MINIMUM INVESTMENTS**
FOR THE BOND FUNDS
TO OPEN AN ACCOUNT
(California Income only)  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
**THESE MINIMUMS DO NOT APPLY TO SHAREHOLDERS WITH EXISTING ACCOUNTS ON RECORD MARCH 31, 1997.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.                                    Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR FIDELITYPLUS ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 ($2,000 for the money market fund) worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received and
                                                                       accepted by Fidelity before 4
                                                                       p.m. Eastern time for money
                                                                       to be wired on the next
                                                                       business day.



Check (check_graphic)   All account types   (small solid bullet) Minimum check: $1,000
                                            ($500 for the money market
                                            fund).
                                            (small solid bullet) All account owners must sign
                                            a signature card to receive a
                                            checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year (except for California Insured Municipal Income), and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM          FREQUENCY     SETTING UP OR CHANGING
$500             Monthly or    (small solid bullet) For a new account, complete the
($100 for the    quarterly     appropriate section on the fund
money market                   application.
fund)                          (small solid bullet) For existing accounts, call
                               1-800-544-6666 for an application.
                               (small solid bullet) To change the amount or frequency of
                               your investment, call 1-800-544-6666 at
                               least three business days prior to your
                               next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM          FREQUENCY    SETTING UP OR CHANGING
$500             Every pay    (small solid bullet) Check the appropriate box on the fund
($100 for the    period       application, or call 1-800-544-6666 for an
money market                  authorization form.
fund)                         (small solid bullet) Changes require a new authorization
                              form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM          FREQUENCY        SETTING UP OR CHANGING
$500             Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
($100 for the    bimonthly,       both accounts are opened.
money market     quarterly, or    (small solid bullet) To change the amount or frequency of
fund)            annually         your investment, call 1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THOSE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond funds are normally distributed in April and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options (three for California Money Market):
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution. This option is not available for California Money Market.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS. Money
market funds usually don't
make capital gain
distributions.
(checkmark)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent a fund's income dividends are derived from interest on state tax-free investments, they will be free from California state personal income tax.
During the fiscal year ended February 1997, 100% of each fund's income dividends was free from federal income and California taxes. 27.44% of California Money Market's, 0.23% of California Insured's and 0.20% of California Income's dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price. For the bond funds, assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued on the basis of information furnished by a pricing service or by another method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) is its NAV. Each funds REDEMPTION PRICE (price to sell one share) is its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Remember to keep shares in your account in order to be eligible to purchase additional shares of California Insured.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) If your account is not an Ultra Service Account, there is a $1.00 charge for each check written under $1,000 ($500 for the money market fund).
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity Brokerage Accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, ($2,000 FOR THE MONEY MARKET
FUND), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.



This prospectus is printed on recycled paper using soy-based inks.